Exhibit 10.1

NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, AT ANY TIME THAT THE INTERCREDITOR AGREEMENT SHALL BE IN FULL FORCE AND EFFECT, THE LIENS AND SECURITY INTERESTS GRANTED TO THE NOTEHOLDER COLLATERAL AGENT (AS DEFINED BELOW) PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY NOTEHOLDER COLLATERAL AGENT HEREUNDER, SHALL BE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT (AS DEFINED BELOW). IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THE TERMS OF THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

SECURITY AGREEMENT

by

SAEXPLORATION HOLDINGS, INC.,

and

EACH OF THE SUBSIDIARIES OF

SAEXPLORATION HOLDINGS, INC. PARTY HERETO,

as Pledgors,

and

WILMINGTON SAVINGS FUND SOCIETY, FSB

as Noteholder Collateral Agent

Dated as of July 27, 2016

EXHIBITS

Exhibit 1	Form of Issuer’s Acknowledgement
Exhibit 2	Form of Pledge Amendment
Exhibit 3	Form of Joinder Agreement
Exhibit 4	Form of Securities Account Control Agreement
Exhibit 5	Form of Deposit Account Control Agreement
Exhibit 6	Form of Copyright Security Agreement
Exhibit 7	Form of Patent Security Agreement
Exhibit 8	Form of Trademark Security Agreement
Exhibit 9	Form of Perfection Certificate
Exhibit 10	Form of Perfection Certificate Supplement

SECURITY AGREEMENT

SECURITY AGREEMENT dated as of July 27, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”) by and among SAExploration Holdings, Inc., a Delaware corporation (the “Company”), the subsidiaries of the Company from time to time party hereto (such parties, the “Guarantors”), (the Company, together with the Guarantors, as pledgors, assignors and debtors hereunder and together with any successors, the “Pledgors,” and each, a “Pledgor”), and Wilmington Savings Fund Society, FSB, in its capacity as noteholder collateral agent (in such capacity and together with any successors in such capacity, the “Noteholder Collateral Agent”) for the Secured Parties. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture (as hereinafter defined).

R E C I T A L S:

A. The Company, as issuer, the Guarantors party thereto, the Noteholder Collateral Agent and Wilmington Savings Fund Society, FSB, as trustee thereunder (the “Trustee”) have entered into the Indenture, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), pursuant to which the Company shall issue the 10.000% senior secured second lien notes due 2019.

B. The Guarantors have, pursuant to the Indenture, unconditionally guaranteed the Notes Obligations.

C. Each Pledgor will obtain benefits from the Indenture and the other Notes Documents and, accordingly, desires to execute this Agreement to induce (a) the Holders to purchase the Notes pursuant to the Indenture and the other Notes Documents and (b) the Noteholder Collateral Agent and the Trustee to enter into the Indenture and the other Notes Documents.

D. The Pledgors have granted and may, in the future, grant to the ABL Agent for the benefit of the lenders under the ABL Agreement, the Term Agent for the benefit of the lenders under the Term Credit Agreement and/or the Existing Noteholder Collateral Agent for the benfit of the noteholders under the Existing Indenture, a security interest in the Collateral (it being understood that the relative rights and priorities of the grantees in respect of the Collateral shall be governed by the Intercreditor Agreement).

E. Each Pledgor is, or as to Collateral acquired by such Pledgor after the date hereof, will be, the legal and/or beneficial owner of the Collateral pledged by it hereunder.

F. This Agreement is given by each Pledgor in favor of the Noteholder Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of all of the Notes Obligations.

A G R E E M E N T:

NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Noteholder Collateral Agent hereby agree as follows:

ARTICLE I

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions. (a) Unless otherwise defined herein or in the Indenture, capitalized terms used herein that are defined in the UCC have the meanings assigned to them in the UCC.

(b) Terms used but not otherwise defined herein that are defined in the Indenture have the meanings given to them in the Indenture. In addition, the following terms shall have the following meanings:

“ABL Agent” means the collateral agent for the benefit of the ABL Claimholders, together with its successors in that capacity.

“ABL Claimholders” means, at any time of determination, collectively, (a) the ABL Agent, (b) the lenders under the ABL Credit Agreement at such time, (c) the issuing bank or banks of letters of credit or similar instruments under the ABL Credit Agreement, (d) each other person to whom any of the Obligations under the ABL Credit Agreement is owed at such time and (e) the successors, replacements and assigns of each of the foregoing.

“ABL Credit Agreement” means that certain Credit Agreement, dated as of November 6, 2014, by and among SAExploration, Inc., the Company, certain subsidiaries of the Company, as guarantors, and the ABL Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time).

“ABL Loan Documents” has the meaning assigned to such term in the Intercreditor Agreement.

“ABL Security Documents” has the meaning assigned to such term in the Intercreditor Agreement.

“Additional Pledged Interests” means, collectively, with respect to each Pledgor, (a) all options, warrants, rights, agreements, additional membership, partnership or other Equity Interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other Equity Interests from time to time acquired by such Pledgor in any manner and (b) all membership, partnership or other Equity Interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership, partnership or other Equity Interests of whatever class of such limited liability company, partnership or other entity, together with all rights, privileges, authority and powers of such Pledgor relating to such interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other Equity Interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other Equity Interests, from time to time acquired by such Pledgor in any manner.

“Additional Pledged Shares” means, collectively, with respect to each Pledgor, (a) all options, warrants, rights, Equity Interests, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares or any other equity interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests issued by any such issuer under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such interests and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such interests, from time to time acquired by such Pledgor in any manner and (b) all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation, together with all rights, privileges, authority and powers of such Pledgor relating to such shares or under any Organizational Document of such corporation, and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such shares, from time to time acquired by such Pledgor in any manner.

“Agents” means the Existing Noteholder Collateral Agent, the Existing Trustee, the ABL Agent, the Term Agent, the Noteholder Collateral Agent and the Trustee; and “Agent” means any of them.

“Agreement” has the meaning assigned to such term in the preamble hereof.

“Attorney Costs” shall mean and include all reasonable fees and disbursements of any law firm or other external counsel.

“Bailee Letter” has the meaning assigned to such term in Section 3.4(i).

“Casualty Event” means any loss of title (other than through a consensual disposition of such Property in accordance with this Agreement) or any loss of or damage to or destruction of, or any condemnation or other taking (including by any Governmental Authority) of, any Property of any Pledgor. “Casualty Event” includes any taking of all or any part of any Real Property of any Person or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any Legal Requirement, or by reason of the temporary requisition of the use or occupancy of all or any part of any Real Property of any Person or any part thereof by any Governmental Authority, or any settlement in lieu thereof.

“CFC Subsidiary” means any Subsidiary that constitutes a controlled foreign corporation within the meaning of Section 957 of the Internal Revenue Code of 1986, as amended.

“CFC Subsidiary Holding Company” means any Subsidiary organized under the laws of the United States, any State of the United States or the District of Columbia that is (a) engaged in no material business activities other than the holding of Equity Interests and other investments in one or more CFC Subsidiaries or (b) disregarded for U.S. federal income tax purposes that owns Equity Interests or other investments in one or more CFC Subsidiaries.

“Charges” means any and all property and other taxes, assessments and special assessments, levies, fees and all other governmental charges imposed upon or assessed against, and all claims (including any landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other charges arising by operation of law) against, all or any portion of the Collateral.

“Collateral” has the meaning assigned to such term in Section 2.1.

“Collateral Account” means any collateral account or sub-account established by the Noteholder Collateral Agent for the purpose of serving as a collateral account under this Agreement and all property from time to time on deposit in the Collateral Account.

“Commercial Motor Vehicles” means motor vehicles used primarily for commercial purposes.

“Commodity Account Control Agreement” means a commodity account control agreement in a form that is reasonably satisfactory to the Noteholder Collateral Agent.

“Company” has the meaning assigned to such term in the preamble hereof.

“Computer Hardware and Software” means all rights (including rights as licensee and lessee) with respect to (a) computer and other electronic data processing hardware, including all integrated computer systems, central processing units, memory units, display terminals, computer elements, card readers, tape drives, hard and soft disc drives, cables, electrical supply hardware, generators, power equalizers, accessories, peripheral devices and other related computer hardware; (b) all software, all software programs and all databases designed for use on the computers and electronic data processing hardware described in clause (a) above, including all operating system software, utilities and application programs in any form (service code and object code in magnetic tape, disc or hard copy format or any other listings whatsoever); (c) any firmware associated with any of the foregoing; (d) any documentation for hardware, software and firmware described in clauses (a), (b) and (c) above, including flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes; and all rights with respect thereto, including any and all licenses, options, warrants, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications, and any substitutions, replacements, additions, new versions or model conversions of any of the foregoing.

“Contracts” means, collectively, with respect to each Pledgor, all contracts, agreements and grants (in each case, whether written or oral, or third party or intercompany), to which such Pledgor is a party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Control” means (a) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, and (b) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC and (c) in the case of any Commodity Contract, “control,” as such term is defined in Section 9-106 of the UCC.

“Control Agreements” means, collectively, the Deposit Account Control Agreement(s), the Securities Account Control Agreement(s) and the Commodity Account Control Agreement(s).

“Copyright Security Agreement” means an agreement substantially in the form of Exhibit 6 hereto.

“Copyrights” means, collectively, all works of authorship (whether or not protected by statutory or common law copyright, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications, together with any and all (a) tangible embodiments of any of the foregoing, (b) rights and privileges arising under applicable Legal Requirements with respect to the use of such copyrights, (c) reissues, renewals, continuations, modifications, and extensions thereof and derivative works, (d) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (e) rights corresponding thereto throughout the world and (f) rights to sue for past, present or future infringements thereof.

“Deposit Account Control Agreement” means an agreement substantially in the form of Exhibit 5 hereto among the applicable Pledgor, the relevant depository bank, the Noteholder Collateral Agent, the ABL Agent (if applicable), the Term Agent (if applicable) and the Existing Noteholder Collateral Agent (if applicable) as such form may be modified to reflect any changes that may be reasonably required by a new depository bank (or substituted by an agreement based on a form provided by the applicable depository bank); provided that any such changes or any such other agreement shall not be materially worse for the Secured Parties, when taken as a whole, than such terms as are set out in the agreement set forth on Exhibit 5.

“Deposit Accounts” means, collectively, with respect to each Pledgor, (a) all “deposit accounts” as such term is defined in the UCC, each Collateral Account and all accounts and sub-accounts relating to any of the foregoing accounts and (b) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (a) of this definition.

“Distributions” means, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

“Equity Interest” means, with respect to any Person, any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents, including membership interests

(however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited), joint venture interests, or if such Person is a limited liability company, membership interests and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of Property of, such partnership, whether outstanding on the date hereof or issued on or after the date hereof, but excluding debt securities convertible or exchangeable into such equity.

“Excluded Accounts” means, as to any Pledgor, all Deposit Accounts used solely for (i) payroll and/or accrued employee benefits or (ii) employee benefit plans.

“Excluded Property” means:

(1) all of any Pledgor’s right, title and interest in any leasehold or other nonfee simple interest in any Real Property of such Pledgor (whether leased or otherwise held on the date hereof or leased or otherwise acquired after the date hereof);

(2) any permit or lease or license or any contractual obligation entered into by any Pledgor (A) that prohibits or requires the consent of any Person other than the Company or any of its Affiliates as a condition to the creation by any Pledgor of a Lien on any right, title or interest in such permit, lease, license or contractual agreement or any Capital Stock or equivalent related thereto or (B) to the extent that any Legal Requirement applicable thereto prohibits the creation of a Lien thereon, but only, with respect to the prohibition in (A) and (B), to the extent, and for as long as, such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Legal Requirement;

(3) all foreign intellectual property and any “intent-to-use” trademark applications prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark application under applicable federal law;

(4) fixed or capital assets owned by any Pledgor that are subject to a purchase money Lien or a capital lease if the contractual obligation pursuant to which such Lien is granted (or in the document providing for such capital lease) prohibits or requires the consent of any Person other than the Company or any of its Affiliates as a condition to the creation of any other Lien on such equipment;

(5) motor vehicles subject to certificates of title (except to the extent perfection can be obtained by the filing of UCC financing statements);

(6) cash collateral for letters of credit or Hedging Obligations permitted by clauses (1), (9), and (11) of Section 4.08(b) of the Indenture securing, in the case of letters of credit, an amount not to exceed the face amount of cash collateralized letters of credit for the benefit of any of the Pledgors and, in the case of Hedging Obligations, not to exceed the amount of such Hedging Obligations;

(7) (a) the Equity Interests in the Kuukpik Joint Venture, (b) any interest in any Equity Interest that is not directly owned by any Pledgor and (c) any interest in any Equity Interests of any other joint venture, partnership or other entity that is existing (A) on the date hereof or (B) from and after the date hereof if such joint venture, partnership or other entity is not a Subsidiary of a Pledgor, in each case if and for so long as the grant of a Lien with respect thereto is not permitted by the other partner, joint venture or joint venture partner, as applicable, and the applicable Pledgor has used commercially reasonable efforts to obtain the right to grant a lien in such joint venture, partnership or other entity;

(8) Equity Interests in excess of 65% of all outstanding voting Equity Interests of any Foreign Subsidiary or CFC Subsidiary Holding Company;

(9) any Collateral that has been released in accordance with the Intercreditor Agreement and the ABL Security Documents or the Term Security Documents if the ABL Obligations (as defined in the Intercreditor Agreement) have been discharged in full;

(10) [Reserved];

(11) the Excluded Accounts;

(12) any property or assets owned at any time or from time to time by any Foreign Subsidiary; and

(13) any asset or property (i) with a Fair Market Value of less than $20.0 million or (ii) constituting Equity Interests in a Foreign Subsidiary, in each case as to which the Board of Directors determines in good faith that the costs of obtaining or perfecting such a security interest are excessive in relation to the practical benefit to the holders of the notes of the security afforded thereby (based on the Fair Market Value of such asset or property) (it being understood that such determination in respect of assets described in clauses (i) and (ii) shall only apply with respect to actions required to create or perfect a security interest in the Collateral under the laws of any non-U.S. jurisdiction);

provided that notwithstanding anything to the contrary contained in clauses (1) through (13) above to the contrary, (a) Excluded Property shall not include any Proceeds of Property described in clauses (1) through (13) above (unless such proceeds are also described in such clauses), and (b) subject to the provisions of the Intercreditor Agreement, no property or assets that are subject to a Lien securing ABL Obligations, Term Obligations and/or Existing Indenture Obligations shall constitute Excluded Property so long as such Lien remains in effect; provided, further, that at such time as any of the foregoing Property no longer constitutes Excluded Property, such Property shall immediately constitute Collateral and a Lien on and security interest in and to all of the right, title and interest of the applicable Pledgor in, to and under such Property shall immediately attach thereto.

“Existing Indenture” means the Indenture, dated as of July 2, 2014, among the Company, the Guarantors, the Existing Trustee and the Existing Noteholder Collateral Agent, pursuant to which the Existing Notes were issued, as may be amended, restated, supplemented, modified, renewed, extended or refinanced from time to time.

“Existing Indenture Obligations” means all the Obligations payable by any pledgor to any secured party under the Existing Notes, the Existing Indenture and any other Existing Notes Documents, including all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Existing Notes Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Existing Noteholder Collateral Agent” means Wilmington Savings Fund Society, FSB (successor to U.S. Bank National Association), as collateral agent under the Existing Indenture.

“Existing Notes” means the Company’s outstanding 10.000% Senior Secured Notes due 2019.

“Existing Notes Documents” means the Existing Notes, the Existing Indenture, the Guarantees of the Existing Notes, the security documents related thereto and each of the other documents and instruments executed pursuant thereto, and any other document or instrument executed or delivered at any time governing, or in connection with, any Existing Indenture Obligations, including any intercreditor or joinder agreement among holders of Existing Indenture Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, extended or refinanced from time to time in accordance with the provisions of the Existing Indenture.

“Existing Trustee” means Wilmington Savings Fund Society, FSB (successor to U.S. Bank National Association), as trustee under the Existing Indenture.

“Financial Officer” of any Person shall mean the chief financial officer, principal accounting officer, treasurer or controller of such Person, or any officer with an equivalent position performing duties normally attributable to any of the foregoing.

“Foreign Equity” has the meaning assigned to such term in Section 3.7.

“Foreign Jurisdiction” has the meaning assigned to such term in Section 3.7.

“Foreign Located Assets” has the meaning assigned to such term in Section 3.7.

“Foreign Perfection” has the meaning assigned to such term in Section 3.7.

“Foreign Subsidiary Property” means any asset or property of the nature described in paragraph (12) of the definition of Excluded Property, including any such assets or properties that (a) become Reorganization Assets or (b) are designated as Reorganization Assets so long as such assets or properties become Reorganization Assets within 180 days of such designation.

“General Intangibles” means, collectively, with respect to each Pledgor, all “general intangibles,” as such term is defined in the UCC, now owned or hereafter acquired by such Pledgor and, in any event, shall include (a) all of such Pledgor’s rights, title and interest in, to and under all insurance policies and coverages and Contracts, (b) all of such Pledgor’s interest in know-how and warranties relating to any of the Collateral or any Mortgaged Property, (c) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith, (d) all guarantees, endorsements and indemnifications on, or of, any of the Collateral or any Mortgaged Property, (e) all of Pledgor’s interest in lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Collateral or any Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor’s operations or any of the Collateral or any Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (f) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any Person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Collateral or any Mortgaged Property, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation, and (g) all rights to reserves, payment intangibles, deferred payments, deposits, refunds, indemnification of claims to the extent the foregoing relate to any Collateral or any Mortgaged Property and claims for tax or other refunds against any Governmental Authority relating to any Collateral or any Mortgaged Property.

“Goodwill” means, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor’s business including (a) all goodwill connected with the use of and symbolized by any Intellectual Property Collateral in which such Pledgor has any interest, (b) all of Pledgor’s interest in know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, plans, policies, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any Person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (c) all product lines of such Pledgor’s business.

“Governmental Authority” means any federal, state, local or foreign (whether civil, criminal, military or otherwise) court, central bank or governmental agency, tribunal, authority, instrumentality or regulatory body or any subdivision thereof or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guarantors” has the meaning assigned to such term in the preamble hereof.

“Indenture” has the meaning assigned to such term in the recitals hereof.

“Initial Pledged Interests” means, with respect to each Pledgor, all membership, partnership or other Equity Interests (other than in a corporation), as applicable, in each issuer described on Schedule 11 to the Perfection Certificate together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such membership, partnership or other Equity Interests and any and all interests of such Pledgor in the entries on the books of any financial intermediary pertaining to such membership, partnership or other Equity Interests.

“Initial Pledged Shares” means, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock in each issuer that is a corporation described on Schedule 11 to the Perfection Certificate together with all rights, privileges, authority and powers of such Pledgor relating to such shares of capital stock in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to the Initial Pledged Shares.

“Instruments” means, collectively, with respect to each Pledgor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

“Intellectual Property Collateral” means, collectively, all (i) Patents, Trademarks, Copyrights and Trade Secrets now owned or hereafter created or acquired by or assigned to such Pledgor, including, without limitation, the Patents, Trademarks (including Internet domain names) and Copyrights that are Registered and listed on Schedules 14(a), 14(b), and 14(c) to the Perfection Certificate, (ii) License Agreements to which any Pledgor is now or hereafter becomes a party or beneficiary, including, without limitation, the License Agreements listed on Schedules 14(a), 14(b), and 14(c) to the Perfection Certificate and (iii) Goodwill.

“Intercompany Canadian Note” means the Promissory Note dated December 5, 2012, issued by SAExploration (Canada) Ltd. to SAExploration, Inc. in the original principal amount of U.S. $50,000,000, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Intercompany Notes” means the Intercompany Canadian Note, the Intercompany Subordinated Note and any other intercompany notes now owned or hereafter acquired by any of the Pledgors and all certificates, instruments or agreements evidencing the Intercompany Notes and such other intercompany notes, and all assignments, amendments, amendments and restatements, supplements, extensions, renewals, replacements or modifications thereof.

“Intercompany Subordinated Note” means the Second Amended and Restated Global Intercompany Subordinated Note, dated June 29, 2016, issued by the Pledgors and each of their direct Subsidiaries, evidencing the intercompany Indebtedness among them from time to time and at any time outstanding, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Intercreditor Agreement” has the meaning ascribed thereto in the Indenture.

“Investment Property” means any Security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

“Joinder Agreement” means an agreement substantially in the form of Exhibit 3 hereto.

“Legal Requirements” means, as to any Person, the Organizational Documents of such Person, and any governmental treaty, law (including the common law), statute, ordinance, code, rule, regulation, guidelines, license, permit requirement, Order or determination of an arbitrator or a court or other Governmental Authority, and the interpretation or administration thereof, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

“License Agreements” means, collectively, all agreements, permits, consents, orders, franchises and covenants not to sue relating to the license, development, use or disclosure of any Patent, Trademark, Copyright or Trade Secret, together with any and all (a) renewals, extensions, supplements and continuations thereof, (b) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (c) rights to sue for past, present or future infringements or violations thereof and (d) other rights to use, exploit or practice any or all of the Patents, Trademarks, Copyrights or Trade Secrets.

“Mortgaged Property” means each Real Property subject to a Mortgage (if any).

“Notes Documents” means the Indenture, the Notes, the Note Guarantees and any other guarantees of the Notes, the Security Documents, and each of the other documents and instruments executed pursuant thereto, and any other document or instrument executed or delivered at any time governing, or in connection with, any Notes Obligations, including any intercreditor or joinder agreement among holders of Notes Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, extended or refinanced from time to time in accordance with the provisions of the Indenture.

“Noteholder Collateral Agent” has the meaning assigned to such term in the preamble hereof.

“Notes” means, collectively, the Notes originally issued under the Indenture as of the Issue Date, any PIK Notes to be subsequently issued as PIK Interest and any increase in the principal amount of outstanding Notes as a result of the payment of PIK Interest, and any Additional Notes subsequently issued, except if otherwise stated herein.

“Notes Obligations” means all the Obligations payable by any Pledgor to any Secured Party under the Notes, the Indenture and any other Notes Documents, including all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Notes Document, whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

“Order” means any judgment, decree, verdict, order, consent order, consent decree, writ, declaration or injunction.

“Organizational Documents” means, with respect to any Person, (a) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (b) in the case of any limited liability company, the certificate of formation and operating agreement (or similar documents) of such Person, (c) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person (and, where applicable, the equityholders or shareholders registry of such Person), (d) in the case of any general partnership, the partnership agreement (or similar document) of such Person, (e) in any other case, the functional equivalent of the foregoing, and (f) any shareholder, voting trust or similar agreement between or among any holders of Equity Interests of such Person.

“Patent Security Agreement” means an agreement substantially in the form of Exhibit 7 hereto.

“Patents” means, collectively, all patents, patent applications, utility models and statutory invention registrations (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (a) rights and privileges arising under applicable Legal Requirements with respect to the use of any patents, (b) inventions and improvements described and charged therein, (c) reissues, divisions, continuations, renewals, extensions, modifications and continuations-in-part thereof, (d) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (e) rights corresponding thereto throughout the world and (f) rights to sue for past, present or future infringements thereof.

“Perfection Certificate” means the perfection certificate dated as of the date hereof, executed and delivered by each Pledgor party thereto in favor of the Noteholder Collateral Agent for the benefit of the Secured Parties, and each other Perfection Certificate (which shall be in the form of Exhibit 9 hereto and reasonably acceptable to the Noteholder Collateral Agent) and any supplement thereto executed and delivered by the applicable Pledgor in favor of the Noteholder Collateral Agent for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with Section 3.5, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time by a Perfection Certificate Supplement or otherwise in accordance with the Indenture.

“Perfection Certificate Supplement” means a perfection certificate supplement in the form of Exhibit 10 hereto or any other form approved by the Noteholder Collateral Agent.

“Pledge Amendment” has the meaning assigned to such term in Section 5.1.

“Pledged Interests” means, collectively, the Initial Pledged Interests and the Additional Pledged Interests.

“Pledged Securities” means, collectively, the Pledged Interests, the Pledged Shares and the Successor Interests, provided that the term does not include any Excluded Property.

“Pledged Shares” means, collectively, the Initial Pledged Shares and the Additional Pledged Shares.

“Pledgor” has the meaning assigned to such term in the preamble hereof.

“Pledgor Foreign Property” means any asset or property of the nature described in paragraph (13) of the definition of Excluded Property.

“Property” means any right, title or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible and including Equity Interests of any other Person owned by the Person in question and whether now in existence or owned or hereafter entered into or acquired, including all Real Property, cash, securities, accounts, revenues and contract rights.

“Real Property” means all right, title and interest (including any leasehold, fee, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures, and other Property and rights incidental to the ownership, lease or operation thereof.

“Related Person” means, with respect to any Person, (a) each Affiliate of such Person and each of the officers, directors, partners, trustees, employees, affiliates, shareholders, Advisors, agents, attorneys-in-fact and Controlling Persons of each of the foregoing, and (b) if such Person is an Agent, each other Person designated, nominated or otherwise mandated by or assisting such Agent in accordance with the applicable provisions of the relevant Loan Documents (as such term is defined in the Intercreditor Agreement).

“Registered” means issued by, registered with, renewed by or the subject of a pending application before any Governmental Authority or Internet domain name registrar.

“Reorganization Assets” has the meaning assigned to such term in Section 3.7.

“Secured Party” means, collectively, the Noteholder Collateral Agent, the Trustee and the Holders and any other Person to which Notes Obligations are owed.

“Securities Account Control Agreement” means an agreement substantially in the form of Exhibit 4 hereto among the applicable Pledgor, the relevant securities intermediary, the Noteholder Collateral Agent, the ABL Agent (if applicable), the Term Agent (if applicable), and the Existing Noteholder Collateral Agent (if applicable) as such form may be modified to reflect any changes that may be reasonably required by a new securities intermediary (or substituted by an agreement based on a form provided by the applicable securities intermediary); provided that any such changes or any such other agreement shall not be materially worse for the Secured Parties, when taken as a whole, than such terms as are set out in the agreement set forth on Exhibit 4.

“Securities Collateral” means, collectively, the Pledged Securities, the Intercompany Notes and the Distributions, but not including any Excluded Property.

“Senior Obligations Payment Date” has the meaning assigned to such term in the Intercreditor Agreement.

“Senior Representative” has the meaning assigned to such term in the Intercreditor Agreement.

“Specified Movable Property” means the assets or properties of any Pledgor that are currently located in a Foreign Jurisdiction or hereafter are moved to a Foreign Jurisdiction, in each case that are under either an export or import or similar license or permit that requires such assets or property to leave such Foreign Jurisdiction no more than six months from the date they became situated in such Foreign Jurisdiction.

“Successor Interests” means, collectively, with respect to each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any Person listed on Schedule 1(a) to the Perfection Certificate is not the surviving entity.

“Term Agent” means the collateral agent for the benefit of the Term Claimholders, together with its successors in that capacity.

“Term Claimholders” means, at any time of determination, collectively, (a) the Term Agent, (b) the lenders under the Term Credit Agreement at such time, (c) each other person to whom any of the Obligations under the Term Credit Agreement is owed at such time and (e) the successors, replacements and assigns of each of the foregoing.

“Term Credit Agreement” means that certain Term Loan and Security Agreement, dated as of June 29, 2016, by and among the Company, SAExploration, Inc. and certain other subsidiaries of the Company, as guarantors, and the Term Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time).

“Term Loan Documents” has the meaning assigned to such term in the Intercreditor Agreement.

“Term Security Documents” has the meaning assigned to such term in the Intercreditor Agreement.

“Trade Secrets” means, collectively, (a) all know-how, trade secrets and confidential or proprietary information, including customer and supplier lists, proprietary information, inventions, methods, plans, policies, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, pricing and cost information and business and marketing plans and proposals, (b) all registrations and applications for registrations for any of the foregoing, (c) all tangible embodiments of any of the foregoing, (d) the right to limit the use or disclosure of any of the foregoing by any Person, (e) all rights and privileges arising under applicable Legal Requirements with respect to the use of any such information, (f) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements or misappropriations thereof, (g) rights corresponding thereto throughout the world and (h) rights to sue for past, present or future infringements thereof.

“Trademark Security Agreement” means an agreement substantially in the form of Exhibit 8 hereto.

“Trademarks” means, collectively, all trademarks, service marks, slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (a) rights and privileges arising under applicable Legal Requirements with respect to the use of any trademarks, (b) goodwill associated therewith or symbolized thereby, (c) reissues, continuations, extensions and renewals thereof, (d) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (e) rights corresponding thereto throughout the world and (f) rights to sue for past, present or future infringements thereof.

“Transferable Record” has the meaning assigned to that term in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that to the extent that, by reason of mandatory provisions of applicable Legal Requirements, any or all of the attachment, perfection or priority of the Noteholder Collateral Agent’s and the other Secured Parties’ security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions relating to such provisions.

“United States” means the United States of America.

Section 1.2 Interpretation. The rules of interpretation specified in the Indenture shall be applicable to this Agreement. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The words “asset” and “Property” shall be construed to have the same meaning and effect. The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise (a) any definition of or reference to any Notes Document, agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in any Notes Document), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, unless otherwise indicated, (e) each term used herein and stated to have the meaning assigned to such term in the Intercreditor Agreement shall be disregarded at any time that the Intercreditor Agreement is not in full force and effect, and (f) any reference to any law or regulation shall (i) include all statutory and regulatory provisions consolidating, amending, replacing or interpreting or supplementing such law or regulation, and (ii) unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time.

Section 1.3 Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Noteholder Collateral Agent) shall not be employed in the interpretation hereof.

Section 1.4 Perfection Certificate. Each of the Persons from time to time party hereto agrees that the Perfection Certificate and all descriptions of Collateral, schedules, amendments and supplements thereto, as amended from time to time, are and shall at all times remain a part of this Agreement.

ARTICLE II

GRANT OF SECURITY AND SECURED OBLIGATIONS

Section 2.1 Grant of Security Interest. As collateral security for the prompt and complete payment and performance in full of all the Notes Obligations, each Pledgor hereby pledges, hypothecates and grants to the Noteholder Collateral Agent for the benefit of the Secured Parties, a Lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following property, wherever located, whether now existing or hereafter arising or acquired from time to time (collectively, the “Collateral”):

(a) all Accounts;

(b) all cash and Cash Equivalents;

(c) all Chattel Paper;

(d) all Collateral Accounts;

(e) all Commercial Tort Claims, including those of any Pledgor described on Schedule 15 to the Perfection Certificate;

(f) all Computer Hardware and Software;

(g) all Deposit Accounts;

(h) all Documents;

(i) all Equipment (including Commercial Motor Vehicles) and Fixtures;

(j) all General Intangibles;

(k) all Goods;

(l) all Instruments;

(m) all Intellectual Property Collateral;

(n) all Inventory;

(o) all Investment Property;

(p) all Letters of Credit and Letter-of-Credit Rights (whether or not the Letter of Credit is evidenced by a writing);

(q) all Securities Collateral;

(r) all Supporting Obligations;

(s) all books and records pertaining to the Collateral;

(t) to the extent not covered by clauses (a) through (s) of this sentence, all choses in action and all other personal property of such Pledgor, whether tangible or intangible; and

(u) all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

Notwithstanding anything to the contrary contained in clauses (a) through (u) above or in any other provision of any Notes Document, (i) the security interest created by this Agreement shall not extend to, and the term “Collateral” shall not include, any Excluded Property other than Pledgor Foreign Property (but shall include the Proceeds and products of Excluded Property and each other item set forth in clause (u) above with respect to Excluded Property, in each case, to the extent that such Proceeds, products and other items do not themselves constitute Excluded Property), (ii) the Pledgors shall from time to time at the request of the Noteholder Collateral Agent give written notice to the Noteholder Collateral Agent identifying in reasonable detail any Excluded Property and shall provide to the Noteholder Collateral Agent such other information regarding the Excluded Property as the Noteholder Collateral Agent may reasonably request, (iii) [reserved], (iv) the obligations (if any) of the Pledgors to perfect the security interest granted hereunder in any Collateral consisting of Foreign Located Assets and Foreign Equity under the laws of any jurisdiction outside of the United States shall be determined under Section 3.7 of this Agreement, and (v) from and after the Issue Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Noteholder Collateral Agent unless (x) no Event of Default has occurred and is continuing and (y) such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type or such prohibition is imposed by applicable Legal Requirements.

Section 2.2 Filings. (a) Each Pledgor hereby irrevocably authorizes the Noteholder Collateral Agent at any time and from time to time to file or record in any relevant jurisdiction any financing statements (including fixture filings), continuation statements and amendments thereto and other filing or recording documents or instruments with respect to any Collateral in such form and in such offices as the Noteholder Collateral Agent determines to perfect the security interest of the Noteholder Collateral Agent under this Agreement. Each Pledgor agrees to provide all information requested by the Noteholder Collateral Agent with respect to any such filing or recording promptly upon request. Such financing statements, continuation statements and amendments may describe the Collateral in the same manner as described herein or may contain a description of Collateral that describes such property in any other manner as the Noteholder Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection or priority of the security interest in the Collateral, including, describing such property as “all assets whether now owned or hereafter acquired”, “all personal property whether now owned or hereafter acquired” or words of similar import (regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC).

(b) Each Pledgor hereby further authorizes the Noteholder Collateral Agent to file and/or record with the United States Patent and Trademark Office, the United States Copyright Office, any applicable successor office and any other similar office or Governmental Authority in the United States, as applicable, this Agreement, the Copyright Security Agreement, the Patent Security Agreement, the Trademark Security Agreement, and any other documents determined by the Noteholder Collateral Agent in its sole discretion to be necessary, advisable or prudent for the purpose of recording, perfecting, confirming, continuing, enforcing or protecting the pledge and security interest granted by such Pledgor hereunder or the priority thereof, with or without the signature of such Pledgor, and naming such Pledgor, as debtor, and the Noteholder Collateral Agent, as secured party.

Section 2.3 Intercreditor Agreement. Notwithstanding anything herein to the contrary, the Liens and security interests granted to the Noteholder Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Noteholder Collateral Agent or any other Secured Party hereunder (including under Article IX hereof) shall be subject to the terms of the Intercreditor Agreement from and after the date on which the Intercreditor Agreement shall be executed by all parties thereto or, if an effective date is specified therein, the effective date of the Intercreditor Agreement, and for so long as the Intercreditor Agreement remains in full force and effect. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, then for so long as the Intercreditor Agreement remains in full force and effect, the terms of the Intercreditor Agreement shall govern and control. The security interest granted hereunder to the Noteholder Collateral Agent shall be for the first priority benefit of the Holders of the Notes, subject to the terms of the Intercreditor Agreement for so long as the Intercreditor Agreement remains in full force and effect. Notwithstanding any other provision hereof to the contrary, in the event of any conflict or inconsistency between this Agreement and the Indenture, the provisions of the Indenture shall control (except as otherwise provided by Section 12.12 of the Indenture), unless the controlling provisions of the Indenture and this Agreement are inconsistent with the Intercreditor Agreement, in which case the Intercreditor Agreement shall control.

Section 2.4 Possession or Control of Collateral. Notwithstanding anything herein to the contrary and subject to the terms of the Intercreditor Agreement, prior to the Senior Obligations Payment Date and for so long as the Intercreditor Agreement and Senior Documents (as such term is defined in the Intercreditor Agreement) shall require the delivery of possession or control to the Senior Representative of any Collateral, any covenant hereunder requiring (or any representation or warranty hereunder to the extent that it would have the effect of requiring) the delivery of possession or control to the Noteholder Collateral Agent of such Collateral shall be deemed to have been satisfied (or, in the case of any representation and warranty, shall be deemed to be true) if, prior to the applicable Senior Obligations Payment Date, possession or control of such Collateral shall have been delivered to the Senior Representative.

ARTICLE III

PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;

USE OF COLLATERAL

Section 3.1 Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Noteholder Collateral Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Noteholder Collateral Agent has a valid and enforceable perfected first priority security interest (subject to the terms of the Intercreditor Agreement) therein and in the Securities Collateral under applicable Legal Requirements in the United States and, with respect to any certificates delivered to the Noteholder Collateral Agent representing or evidencing the Securities Collateral, such Pledgor shall take, and shall cause the issuer to take, such action as the Noteholder Collateral Agent deems to be necessary, advisable or prudent to ensure that such certificates shall constitute Securities (as defined in Article 8 of the UCC). Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall (other than Pledged Securities evidencing Foreign Equity, which shall be perfected in any Foreign Jurisdiction in accordance with Section 3.7 hereof) promptly (and in any event within ten Business Days or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Noteholder Collateral Agent pursuant hereto and such Pledgor shall promptly (and in any event within ten Business Days or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) upon receipt thereof take, and shall cause the issuer to take, such action as the Noteholder Collateral Agent deems to be necessary, advisable or prudent to ensure that such certificates shall constitute Securities (as defined in Article 8 of the UCC). All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Noteholder Collateral Agent. Subject to the terms of the Intercreditor Agreement, the Noteholder Collateral Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Noteholder Collateral Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, the Noteholder Collateral

Agent shall have the right, at any time, to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations, including for the purpose of evidencing a pledge of Equity Interests representing 65% or less of all outstanding voting Equity Interests of any Foreign Subsidiary.

Section 3.2 Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that the Noteholder Collateral Agent has a valid and enforceable perfected first priority security interest (subject to the terms of the Intercreditor Agreement) in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Pledgor shall ensure that the issuer of any membership, partnership or other Equity Interests constituting uncertificated Pledged Securities does not issue any certificate representing such interest or take any step to ‘opt in’ or have such uncertificated Pledged Securities treated as “securities” within the meaning of Section 8-102(a)(15) of the UCC without the prior written consent of the Noteholder Collateral Agent. Each Pledgor hereby agrees that if any issuer of Pledged Securities is organized in a jurisdiction that does not permit the use of certificates to evidence equity ownership or any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, if the Noteholder Collateral Agent deems it necessary, advisable or prudent to perfect a first priority security interest (subject to the terms of the Intercreditor Agreement) in such Pledged Securities under any applicable Legal Requirements in the United States (it being agreed that Noteholder Collateral Agent may rely solely on advice of counsel in making such determination), (i) cause such pledge to be recorded on the equityholder register or the books of the issuer, (ii) cause the issuer to execute and deliver to the Noteholder Collateral Agent an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 hereto or such other form reasonably acceptable to the Noteholder Collateral Agent, and, with respect to any such issuer that is not a Foreign Subsidiary, execute any customary pledge forms or other documents that the Noteholder Collateral Agent deems to be necessary, advisable or prudent to complete the pledge and give the Noteholder Collateral Agent the right to transfer such Pledged Securities under the terms hereof and, upon the Noteholder Collateral Agent’s request, provide to the Noteholder Collateral Agent an Opinion of Counsel, in form and substance reasonably satisfactory to the Noteholder Collateral Agent, confirming such pledge and perfection thereof under applicable Legal Requirements in the United States, and (iii) subject to the terms of the Intercreditor Agreement, cause such Pledged Securities to become certificated and delivered to the Noteholder Collateral Agent in accordance with, and take such other action contemplated by, the provisions of Section 3.1.

Section 3.3 Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that the only filings, registrations and recordings necessary under any applicable Legal Requirements in the United States to perfect the security interest granted by each Pledgor to the Noteholder Collateral Agent in respect of the Collateral are listed on Schedule 7 to the Perfection Certificate. All such filings, registrations and recordings have been delivered to the Noteholder Collateral Agent in completed and, to the extent necessary, advisable or prudent, duly executed form for filing in each applicable governmental, municipal or other office specified on Schedule 7 to the Perfection Certificate. Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Collateral as a valid and enforceable perfected first priority security interest (subject to Permitted Liens and the

Intercreditor Agreement) and shall defend such security interest against the claims and demands of all Persons, (ii) such Pledgor shall furnish to the Noteholder Collateral Agent from time to time statements and schedules further identifying and describing the Collateral as required by Section 3.7 or by the applicable provisions of Legal Requirements in the United States, and such other reports in connection with the Collateral as the Noteholder Collateral Agent may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Noteholder Collateral Agent, such Pledgor shall promptly (and in any event within ten Business Days (or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Noteholder Collateral Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including the filing of any financing statements and amendments thereof, continuation statements and other documents (including this Agreement) under the UCC (or other similar laws) in effect in any jurisdiction in the United States or as otherwise required by Section 3.7, with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Noteholder Collateral Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by or applicable under applicable Legal Requirements in the United States or as otherwise required by Section 3.7 to perfect (to the extent a security interest in such Collateral may be so perfected under applicable Legal Requirements in the United States or as otherwise required by Section 3.7), continue and maintain a valid, enforceable, first priority security interest (subject to Permitted Liens and the Intercreditor Agreement) in the Collateral as provided herein and to preserve the other rights and interests granted to the Noteholder Collateral Agent hereunder, as against third parties, with respect to the Collateral.

Section 3.4 Other Actions. Subject in each case to the Intercreditor Agreement, in order to further ensure the attachment, perfection and priority of, and the ability of the Noteholder Collateral Agent to enforce, the Noteholder Collateral Agent’s security interest in the Collateral under applicable Legal Requirements in the United States, each Pledgor represents and warrants and covenants as follows, in each case at such Pledgor’s own expense, to take the following actions with respect to the following Collateral:

(a) Instruments and Tangible Chattel Paper. As of the date hereof, each Pledgor hereby represents and warrants that (i) no amounts individually or in the aggregate in excess of $200,000 (other than checks and payment instructions received and collected in the ordinary course of business) payable under or in connection with any of the Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed on Schedule 12 to the Perfection Certificate, (ii) each Intercompany Note in existence on the date hereof has been properly assigned and delivered to the Noteholder Collateral Agent by the Pledgor or Pledgors to which such Intercompany Note was issued, accompanied by an endorsement of such Intercompany Note in the form attached thereto duly executed in blank by each such Pledgor or Pledgors, and (iii) each such Instrument and each such item of Tangible Chattel Paper individually or in the aggregate in excess of $200,000 has been properly endorsed, assigned and delivered to the Noteholder Collateral Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount individually or in the aggregate in excess of $200,000 then payable under or in connection with any of the

Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall promptly (and in any event within ten Business Days or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion), endorse, assign and deliver the same to the Noteholder Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Noteholder Collateral Agent may from time to time specify.

(b) Deposit Accounts. Each Pledgor hereby represents and warrants that (i) as of the date hereof, such Pledgor has neither opened nor maintains any Deposit Accounts other than the accounts listed on Schedule 16(a) to the Perfection Certificate with the respective banks referred to therein, (ii) such Pledgor and each applicable bank has executed and delivered, or to the extent it has not already done so on the date hereof, shall execute and deliver within thirty (30) days of the date hereof, a Control Agreement in such form as shall be satisfactory to the Noteholder Collateral Agent with respect to each Deposit Account of such Pledgor listed on Schedule 16(a) to the Perfection Certificate other than (a) Excluded Accounts, (b) bank accounts in jurisdictions outside of the United States, except as required under Section 3.7 as to which each Pledgor shall have 180 days from the date hereof to execute and deliver a Control Agreement or such other applicable documentation, or (c) any Deposit Account with an average daily balance of less than $100,000, individually, and $200,000 in the aggregate measured on a trailing thirty day basis, and (iii) the Noteholder Collateral Agent has or, to the extent that such Pledgor enters into the applicable Control Agreement after the date hereof, will have a valid and enforceable perfected first priority security interest (subject to the Intercreditor Agreement and Permitted Liens) in each such Deposit Account by Control. No Pledgor shall hereafter establish and maintain any Deposit Account with respect to which such Pledgor is required to enter into a Control Agreement hereunder or under the Indenture unless (A) the applicable Pledgor shall have given the Noteholder Collateral Agent at least 15 days’ prior written notice of its intention to establish such new Deposit Account with a bank, and (B) such bank and such Pledgor shall have duly executed and delivered to the Noteholder Collateral Agent a Deposit Account Control Agreement (or an amendment to an existing Deposit Account Control Agreement) with respect to such Deposit Account. The provisions of this Section 3.4(b) shall not apply to any Excluded Accounts or any other Excluded Property. No Pledgor has granted or shall grant Control of any Deposit Account to any Person other than the Noteholder Collateral Agent and, prior to the Senior Obligations Payment Date and to the extent required under the Intercreditor Agreement, the Senior Represenative.

(c) Securities Accounts; Commodity Accounts. Each Pledgor hereby represents and warrants that (i) as of the date hereof, it has neither opened nor maintains any Securities Accounts or Commodity Accounts other than those listed on Schedule 16 to the Perfection Certificate (if any), (ii) such Pledgor and each applicable Securities Intermediary or Commodity Intermediary (if any) has executed and delivered, or to the extent it has not already done so on the date hereof, shall execute and deliver within thirty (30) days of the date hereof, a Securities Account Control Agreement or Commodity Account Control Agreement, as applicable, for each Securities Account or Commodity Account of such Pledgor listed on Schedule 16(b) to the Perfection Certificate (if any), other than any such Securities Account or Commodity Account with an average daily balance of less than $100,000, individually, or $200,000 in the aggregate measured on a trailing thirty day basis, (iii) the Noteholder Collateral Agent has, or, to the extent that such Pledgor enters into the applicable Control Agreement after the date hereof, will have, a valid and enforceable perfected first priority security interest (subject to the Intercreditor Agreement and Permitted Liens) in each such Securities Account and Commodity Account by Control, and (iv) it does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Pledged Securities and those maintained in Securities Accounts or Commodity Accounts listed on Schedule 16 of the Perfection Certificate or in respect of which the Noteholder Collateral Agent has Control.

(d) Investment Property. If any Pledgor shall at any time acquire any certificated securities constituting Investment Property, such Pledgor shall promptly (and in any event within ten Business Days or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) after acquiring such security, (i) endorse, assign and deliver the same to the Noteholder Collateral Agent, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Noteholder Collateral Agent or (ii) deliver such securities into a Securities Account with respect to which a Securities Account Control Agreement is in effect in favor of the Noteholder Collateral Agent. If any securities now or hereafter acquired by any Pledgor constituting Investment Property are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall promptly (and in any event within ten Business Days or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) after acquiring such security notify the Noteholder Collateral Agent thereof and pursuant to an agreement in form and substance reasonably satisfactory to the Noteholder Collateral Agent, either (i) cause the issuer to agree to comply with Entitlement Orders or other instructions from the Noteholder Collateral Agent as to such securities, without further consent of any Pledgor or such nominee, (ii) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Noteholder Collateral Agent has Control or (iii) arrange for the Noteholder Collateral Agent to become the registered owner of the securities. The Pledgors shall not hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) the applicable Pledgor shall have given the Noteholder Collateral Agent at least 15 days’ (or such shorter period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Noteholder Collateral Agent and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be. The Noteholder Collateral Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing or, after giving effect to any such withdrawal or dealing rights, would occur. The provisions of this Section 3.4(d) shall not apply to any Financial Assets credited to a Securities Account for which the Noteholder Collateral Agent is the Securities Intermediary. No Pledgor shall grant Control over any Investment Property to any Person other than the Noteholder Collateral Agent and, prior to the Senior Obligations Payment Date and to the extent required under the Intercreditor Agreement, the Senior Representative, and each Pledgor shall promptly (and in any event within ten Business Days or such longer period as may be agreed to in writing by the Noteholder

Collateral Agent in its sole discretion) notify the Noteholder Collateral Agent if any issuer of Pledged Interests takes any action to have any Pledged Interests issued by it treated as Securities under Article 8 of the UCC and such Pledgor shall take all steps deemed necessary, advisable or prudent by the Noteholder Collateral Agent in order to grant Control of such Pledged Interests in favor of the Noteholder Collateral Agent. As between the Noteholder Collateral Agent and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Noteholder Collateral Agent, the ABL Agent, the Term Agent, the Additional Noteholder Agent (if applicable), a Securities Intermediary, Commodity Intermediary, any Pledgor or any other Person; provided, however, that nothing contained in this Section 3.4(d) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Pledgors or any other Person under any Control Agreement or under applicable Legal Requirements. Each Pledgor shall promptly pay all Charges and fees of whatever kind or nature with respect to the Investment Property and Pledged Securities pledged by it under this Agreement. In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, the Noteholder Collateral Agent may, after providing written notice thereof to the Pledgors, do so for the account of such Pledgor, and the Pledgors shall promptly reimburse and indemnify the Noteholder Collateral Agent in accordance with Section 11.4(a) hereof and Section 7.07 of the Indenture from all costs and expenses incurred by the Noteholder Collateral Agent under this Section 3.4(d).

(e) Electronic Chattel Paper and Transferable Records. If any amount, individually or in the aggregate, in excess of $200,000 or payable under or in connection with any of the Collateral is evidenced by any Electronic Chattel Paper or any Transferable Record, the Pledgor acquiring such Electronic Chattel Paper or Transferable Record shall promptly and in any event within ten (10) days of the acquisition thereof (or such later date as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) notify the Noteholder Collateral Agent in writing thereof and shall take such action as the Noteholder Collateral Agent may reasonably request to vest in the Noteholder Collateral Agent control under Section 9-105 of the UCC of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such Transferable Record. The Noteholder Collateral Agent agrees with such Pledgor that the Noteholder Collateral Agent will arrange, pursuant to procedures satisfactory to the Noteholder Collateral Agent and so long as such procedures will not result in the Noteholder Collateral Agent’s loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or Transferable Record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after giving effect to any such alterations.

(f) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Pledgor having a face amount in excess of $300,000, individually or in the aggregate, such Pledgor shall promptly (and in any event within ten Business Days or such longer period as may be agreed to in writing by the Noteholder

Collateral Agent in its sole discretion) after becoming a beneficiary thereunder (or such later date as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) notify the Noteholder Collateral Agent thereof and such Pledgor shall, at the request of the Noteholder Collateral Agent, pursuant to an agreement in form and substance reasonably satisfactory to the Noteholder Collateral Agent, either (i) arrange for the issuer and any confirmer or other nominated Person of such Letter of Credit to consent to an assignment to the Noteholder Collateral Agent of the proceeds of any drawing under such Letter of Credit or (ii) arrange for the Noteholder Collateral Agent to become the transferee beneficiary of such Letter of Credit, with the Noteholder Collateral Agent agreeing, in each case, that the proceeds of any drawing under such Letter of Credit are to be applied as provided in this Agreement or the Intercreditor Agreement.

(g) Commercial Tort Claims. As of the date hereof, each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims having a book value or a Fair Market Value, individually or in the aggregate, for all such Commercial Tort Claims in excess of $300,000 other than those listed on Schedule 15 to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim having a book value or a Fair Market Value, individually or in the aggregate, in excess of $300,000, such Pledgor shall promptly (and in any event within ten Business Days or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) after acquiring such Commercial Tort Claim notify the Noteholder Collateral Agent in writing signed by such Pledgor of the brief details thereof and grant to the Noteholder Collateral Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Noteholder Collateral Agent.

(h) Reserved.

(i) Collateral in the Possession of a Third Party. If any Equipment or Inventory (other than Equipment or Inventory leased to a customer in the ordinary course of business) is in possession or control of any third party, including any warehouseman, landlord, lessor, bailee or agent, in any case for more than 3 months, the Pledgors shall notify the Noteholder Collateral Agent thereof and notify the third party of the Noteholder Collateral Agent’s security interest therein and use best efforts to obtain an acknowledgment (a “Bailee Letter”) from such third party that such party (i) is holding the Equipment and Inventory for the benefit of the Noteholder Collateral Agent, (ii) waives all right, title and interest in such Equipment and/or Inventory, and (iii) will comply with instructions from the Noteholder Collateral Agent with respect to such Collateral, without further consent of any Pledgors; provided, that, the foregoing requirements shall not apply to Equipment or Inventory in the possession or control of any third party to the extent that the book value or Fair Market Value of such Equipment or Inventory (in each case, that is not in transit in the ordinary course of business) is less than $500,000 in the aggregate at any time. Notwithstanding anything contained herein, if any such Bailee Letter is obtained under the ABL Credit Agreement in favor of the ABL Agent, under the Term Credit Agreement in favor of the Term Agent and/or the under the Additional Indenture (if applicable) in favor of the Additional Noteholder Agent with respect to any location for which the Noteholder Collateral Agent has not received such Bailee Letter, the applicable Pledgor shall obtain and deliver a Bailee Letter to the Noteholder Collateral Agent concurrently with delivery to such other Agent of such Bailee Letter under the ABL Credit Agreement, the Term Credit Agreement or the Additional Indenture, if applicable.

Section 3.5 Joinder of Additional Pledgors. The Pledgors shall cause each Subsidiary of the Company that, from time to time, after the date hereof shall be required to pledge any assets to the Noteholder Collateral Agent for the benefit of the Secured Parties pursuant to the Indenture, to execute and deliver to the Noteholder Collateral Agent (i) a Joinder Agreement substantially in the form of Exhibit 3 hereto, (ii) a Perfection Certificate, in each case, within 30 days after the date on which it was acquired or created (or such later date as may be agreed by the Noteholder Collateral Agent in its sole discretion) and (iii) such other documentation in connection therewith as the Noteholder Collateral Agent shall request, and upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Pledgor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of, or failure to add, any new Guarantor or new Pledgor as a party to this Agreement or any other Notes Document.

Section 3.6 Supplements; Further Assurances. Subject to Section 3.7, each Pledgor shall take such further actions, and execute and deliver to the Noteholder Collateral Agent such additional assignments, agreements, supplements, powers and instruments, as the Noteholder Collateral Agent may deem necessary, advisable or prudent, wherever required by applicable Legal Requirements, in order to perfect, preserve and protect the security interest and the priority thereof in the Collateral as provided herein, subject to the Intercreditor Agreement, and the rights and interests granted to the Noteholder Collateral Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Noteholder Collateral Agent the Collateral or permit the Noteholder Collateral Agent, subject to the terms of the Intercreditor Agreement, to exercise and enforce its rights, powers and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Noteholder Collateral Agent from time to time upon reasonable request such lists, descriptions and designations of the Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Noteholder Collateral Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Noteholder Collateral Agent may, subject to the terms of the Intercreditor Agreement, institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Noteholder Collateral Agent may be advised by counsel shall be necessary, advisable or prudent to prevent any impairment of the security interest in the Collateral or the perfection or priority thereof. Subject to the Intercreditor Agreement, if (x) an Event of Default has occurred and is continuing or (y) a landlord of any Pledgor shall provide notice of default under or termination of any lease to which a Pledgor is a party, such Pledgor shall use commercially reasonable efforts to cause such landlord to agree (in a writing addressed to the Noteholder Collateral Agent) to extend the time period provided by such landlord for the removal of Collateral from the leased premises for a period, and otherwise on terms and conditions, reasonably satisfactory to the Noteholder Collateral Agent; provided that, in connection therewith, no Pledgor shall agree, directly or indirectly, with any landlord to abandon any Collateral or waive or limit such Pledgor’s rights in any Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors and shall be paid in accordance with Section 11.4(a) hereof and Section 7.07 of the Indenture.

Section 3.7 Perfection under Foreign Law. (a) Notwithstanding any other provisions of this Article III with respect to (a) the assets or properties of any Pledgor that are located in a non-U.S. jurisdiction (a “Foreign Jurisdiction”) or hereafter are moved to a Foreign Jurisdiction (any assets or properties so located or moved being “Foreign Located Assets”), and (b) Equity Interests in any Foreign Subsidiary that are owned by any Pledgor (such Equity Interests that do not constitute Excluded Property being “Foreign Equity”), but subject to the Intercreditor Agreement, no Pledgor shall be required to take any action to create or perfect any security interest in or Lien on the Foreign Located Assets or the Foreign Equity under the law of any Foreign Jurisdiction (“Foreign Perfection”), except as provided in this Section 3.7.

(b) Subject to the Intercreditor Agreement, no Pledgor shall be required to take any action to establish Foreign Perfection with respect to (i) any Specified Movable Property, (ii) any Foreign Located Asset or Foreign Equity prior to the date that is 30 days after the date hereof (or, if any such asset or property becomes a Foreign Located Asset or Foreign Equity after the date hereof, 180 days after the date on which such asset or property becomes a Foreign Located Asset or Foreign Equity) or (iii) any Foreign Located Asset or Foreign Equity (A) that the Board of Directors has determined to be Pledgor Foreign Property and (B) as to which such Pledgor has notified the Noteholder Collateral Agent thereof in writing within 30 days after the date hereof (or, if any such asset or property becomes a Foreign Located Asset or Foreign Equity after the date hereof, 180 days after the date on which such asset or property becomes a Foreign Located Asset or Foreign Equity).

(c) In determining whether any Foreign Located Assets are Excluded Property, Fair Market Value shall be determined as of the date of valuation thereof.

(d) To the extent that any Foreign Located Asset or any Foreign Equity does not constitute Excluded Property and is not Specified Movable Property, the Pledgor shall diligently pursue such actions as are necessary to establish and thereafter maintain Foreign Perfection under the laws of the Foreign Jurisdiction with respect to such Foreign Located Asset and Foreign Equity to the extent the laws of the Foreign Jurisdiction so permit (or as the Noteholder Collateral Agent may request) as soon as reasonably practicable following:

(i) in the case of any Foreign Located Asset or Foreign Equity as to which clause (b)(iii)(B) above applies, the 180th day after the date hereof; and

(ii) in the case of any other Foreign Located Asset or Foreign Equity as to which clause (b)(iii) above does not apply, the 30th day after the date hereof (or, in the case of any asset or property that becomes a Foreign Located Asset or Foreign Equity after the date hereof, the 180th day after such asset or properly becomes a Foreign Located Asset or Foreign Equity).

(e) Upon the Noteholder Collateral Agent’s request, in connection with any actions specified in clause (c) above, the applicable Pledgor shall provide to the Noteholder Collateral

Agent an Opinion of Counsel, in form and substance satisfactory to the Noteholder Collateral Agent, confirming the Foreign Perfection under applicable Legal Requirements in the applicable Foreign Jurisdiction.

Section 3.8 Post-Closing Obligations. Each of the Pledgors shall satisfy the requirements set forth in Schedule 3.8 hereto on or before the date specified for such requirement or such later date to be determined by the Noteholder Collateral Agent in its sole discretion.

ARTICLE IV

REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Pledgor represents, warrants and covenants as follows (it being acknowledged and agreed that each reference in the representations and warranties of this Article IV to a Schedule of the Perfection Certificate, shall be taken as a reference to such Schedule as contained in the most recently updated or supplemented Perfection Certificate in effect at the time such representation and warranty is made):

Section 4.1 Title. Except for the security interest in the Collateral granted to the Noteholder Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns the Collateral (or either owns or has a license to, in the case of Intellectual Property Collateral) and, as to Collateral acquired by it from time to time after the date hereof, will own (or either own or have a License to, in the case of Intellectual Property Collateral) the rights in each item of Collateral pledged by it hereunder free and clear of any and all Liens or claims of others (other than Permitted Liens). Such Pledgor has not filed, nor authorized any third party to file a financing statement or other public notice with respect to all or any part of the Collateral on file or of record in any public office, except such as have been filed in favor of the Noteholder Collateral Agent pursuant to this Agreement, filed in favor of the holder of a Permitted Lien, permitted by the Indenture or financing statements or public notices relating to the termination statements listed on Schedule 9(a) to the Perfection Certificate. No Person other than the Noteholder Collateral Agent and, to the extent required under the Intercreditor Agreement, prior to the ABL Obligations Payment Date (as defined in the Intercreditor Agreement) the ABL Agent, prior to the Term Obligations Payment Date (as defined in the Intercreditor Agreement) the Term Agent, and prior to the Existing Indenture Obligations Payment Date (as defined in the Intercreditor Agreement) the Existing Noteholder Collateral Agent, has, or will have, control or possession of all or any part of the Collateral, except to the extent not prohibited by the Notes Documents.

Section 4.2 Validity of Security Interest. The security interest in and Lien on the Collateral granted to the Noteholder Collateral Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Notes Obligations under applicable Legal Requirements in the United States, and (b) (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, subject to the filings and other actions described on Schedule 7 to the Perfection Certificate, a valid and enforceable perfected first priority security interest (subject to Permitted Liens and the Intercreditor Agreement) in all such Collateral under applicable Legal Requirements in the United States to the extent required by this

Agreement and (ii) with respect to certificated Securities Collateral, Instruments, Tangible Chattel Paper, Deposit Accounts, Securities Accounts, Commodities Accounts, certificated Investment Property, Electronic Chattel Paper, Transferable Records and Letter-of-Credit Rights, subject to the deliveries contemplated pursuant to Section 3.1 and Section 3.4 and the filings contemplated pursuant to Section 3.3, a valid and enforceable perfected first priority security interest (with respect to the perfected first priority security interest contemplated by Section 3.3, subject to the Intercreditor Agreement and Permitted Liens) in all such Collateral under applicable Legal Requirements in the United States to the extent required by this Agreement. The security interest and Lien granted to the Noteholder Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Collateral will at all times constitute a valid and enforceable perfected, continuing first priority security interest therein under applicable Legal Requirements in the United States to the extent required by this Agreement, subject only to clause (b) of the preceding sentence, Permitted Liens and the Intercreditor Agreement.

Section 4.3 Pledgor Defense of Claims; Transferability of Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Collateral pledged by it hereunder and the security interest therein granted to the Noteholder Collateral Agent and the priority thereof required hereunder against all claims and demands of all Persons, at its own cost and expense, at any time claiming any interest therein adverse to the Noteholder Collateral Agent or any other Secured Party. Other than as contemplated by this Agreement or in the Intercreditor Agreement, there is no agreement that, to the knowledge of such Pledgor, restricts the transferability of any material portion of the Collateral or impairs or conflicts in any material respect with such Pledgor’s obligations or the rights of the Noteholder Collateral Agent hereunder, and no Pledgor shall enter into any such agreement or take any other action that would have any such effect.

Section 4.4 Other Financing Statements. No Pledgor has filed, nor authorized any third party to file (nor will there be) any valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral under applicable Legal Requirements in the United States, other than financing statements and other statements and instruments filed in favor of the Noteholder Collateral Agent, or relating to Permitted Liens, or as otherwise permitted by the Indenture or the Intercreditor Agreement or financing statements or public notices relating to the termination statements listed on Schedule 9(a) to the Perfection Certificate. Prior to the payment in full of the Notes Obligations, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to any Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor in favor of the Noteholder Collateral Agent, or any holder of Permitted Liens, or as otherwise permitted by the Indenture or the Intercreditor Agreement.

Section 4.5 Chief Executive Office; Change of Name; Jurisdiction of Organization, etc. (a) The exact legal name, jurisdiction of organization, organizational identification number and tax identification number, if any, of each Pledgor is set forth on Schedule 1(a) to the Perfection Certificate, and the chief executive office of each Pledgor is set forth on Schedule 2(a) to the Perfection Certificate.

(b) No Pledgor shall effect any change (i) in any Pledgor’s legal name, (ii) in the location of any Pledgor’s chief executive office, (iii) in any Pledgor’s type of organization, (iv) in any Pledgor’s Federal Taxpayer Identification Number or organizational identification number, if any (except as may be required by applicable Legal Requirements, in which case, Company shall promptly notify the Noteholder Collateral Agent of such change), or (v) in any Pledgor’s jurisdiction of organization (in each case, including by merging with or into any other entity, reorganizing, dissolving, liquidating, reorganizing or organizing in any other jurisdiction), until (A) it shall have given the Noteholder Collateral Agent and the Trustee not less than 10 Business Days’ prior written notice (in the form of an officers’ certificate), of its intention so to do, clearly describing such change and providing such other information in connection therewith as the Noteholder Collateral Agent or the Trustee may request and (B) it shall have taken all action satisfactory to the Noteholder Collateral Agent to maintain the validity, enforceability, perfection and priority of the security interest of the Noteholder Collateral Agent for the benefit of the Secured Parties in the Collateral under applicable Legal Requirements in the United States and otherwise to the extent required by Section 3.7, if applicable. Each Pledgor shall promptly provide the Noteholder Collateral Agent with certified Organizational Documents reflecting any of the changes described in the preceding sentence. Each Pledgor as to which any such change shall occur shall promptly notify the Noteholder Collateral Agent in writing of any change in the location of any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral is located (including the establishment of any such new office or any such facility), other than changes in the locations of Equipment in the ordinary course of business or changes in location to a Mortgaged Property or a leased Property subject to a landlord access agreement in favor of the Noteholder Collateral Agent. The Noteholder Collateral Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of the changes described in this Section 4.5(b).

(c) If any Pledgor does not have an organizational identification number or tax identification number and later obtains one, such Pledgor shall within ten Business Days (or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) notify the Noteholder Collateral Agent in writing of such organizational identification number or tax identification number, as the case may be.

(d) Concurrently with the delivery of annual reports pursuant to Section 4.18(a)(1) of the Indenture, each Pledgor shall deliver to Noteholder Collateral Agent a Perfection Certificate Supplement and a certificate of a Financial Officer of Company certifying that all UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a sufficient description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction in the United States and otherwise to the extent required by Section 3.7 necessary to protect and perfect the security interests and Liens under the Security Documents for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period).

(e) If any Pledgor fails to provide information to the Noteholder Collateral Agent about such changes on a timely basis, the Noteholder Collateral Agent shall not be liable or responsible to any party for any failure to maintain a valid, enforceable, and perfected security interest with the priority required hereunder in such Pledgor’s property constituting Collateral, for which the Noteholder Collateral Agent needed to have information relating to such changes. The Noteholder Collateral Agent shall have no duty to inquire about any such change if no Pledgor informs the Noteholder Collateral Agent of any such change, the parties acknowledging and agreeing that it would not be feasible or practical for the Noteholder Collateral Agent to search for information on such changes if such information is not provided by any of the Pledgors.

Section 4.6 Location of Inventory and Equipment. As of the date hereof, all Equipment (including Commercial Motor Vehicles) and Inventory (if any) of each Pledgor is located at its chief executive office, such other location of such Pledgor (if any) listed on Schedules 2(c) and 2(d) to the Perfection Certificate, on project sites, or in transit to and from or being staged for delivery to project sites, where such Equipment (including Commercial Motor Vehicles) and Inventory (if any) may be used from time to time in the ordinary course of business. Each Pledgor will (a) provide the Noteholder Collateral Agent with not less than 15 days’ prior written notice of its intention to move any Equipment (including Commercial Motor Vehicles) or Inventory valued in excess of $500,000 or the equivalent from any such location to another location, and will provide the Noteholder Collateral Agent with such other information in connection with such new location as the Noteholder Collateral Agent may request for purposes of maintaining the perfection and priority of the security interest of the Noteholder Collateral Agent in such Equipment (including Commercial Motor Vehicles) and Inventory under applicable Legal Requirements in the United States, and (b) subject to Section 3.7, take all other actions requested by the Noteholder Collateral Agent to maintain the perfection and priority of the security interest of the Noteholder Collateral Agent in such Equipment (including Commercial Motor Vehicles) and Inventory for the benefit of the Secured Parties.

Section 4.7 Corporate Names; Prior Transactions. No Pledgor has, during the past five years, been known by or used any other corporate or fictitious name or been party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, in each case other than as set forth on Schedules 1(b) and 1(c) to the Perfection Certificate.

Section 4.8 Due Authorization and Issuance. All of the Initial Pledged Shares have been, and to the extent any Additional Pledged Shares are hereafter issued, such Pledged Shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor’s status as a partner or a member of any issuer of the Initial Pledged Interests.

Section 4.9 Consents, etc. Subject to the terms of the Intercreditor Agreement, no consent of any party (including, without limitation, equity holders or creditors of such Pledgor) and no consent, authorization, approval, license or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required (a) for the exercise by the Noteholder Collateral Agent of the voting or other rights provided for in this Agreement or (b) for the exercise by the Noteholder Collateral Agent of any remedies it may have in respect of the Collateral pursuant to this Agreement, except as may be provided by the Intercreditor Agreement. If the Noteholder Collateral Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other Person therefor, then, upon the request of the Noteholder Collateral Agent, each Pledgor agrees to use its best efforts to assist and aid the Noteholder Collateral Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

Section 4.10 Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Collateral, is accurate and complete in all material respects.

Section 4.11 Intellectual Property. (a) To the knowledge of each Pledgor, the operation of such Pledgor’s business as currently conducted or as contemplated to be conducted and the use of the Intellectual Property Collateral in connection therewith does not conflict with, infringe, misappropriate, dilute, misuse or otherwise violate the intellectual property rights of any third party.

(b) Such Pledgor is licensed to use or is the exclusive owner of all right, title and interest in and to the Intellectual Property Collateral, and is entitled to use all Intellectual Property Collateral subject only to the terms of the License Agreements.

(c) The Intellectual Property Collateral set forth on Schedules 14(a), 14(b), and 14(c) to the Perfection Certificate includes all of the following that are owned by such Pledgor (or in the case of License Agreements, to which such Pledgor is a party) as of the date hereof: Patents that are Registered, Trademarks that are Registered and for which registration has been applied, Copyrights that are Registered and License Agreements. As indicated in Schedules 14(a), 14(b), and 14(c) to the Perfection Certificate, as of the date hereof, the Pledgors own no Patents, whether Registered or not Registered, or rights to any applications therefor or any License Agreement with respect to any of the foregoing.

(d) The Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable in whole or part, and to the best of each Pledgor’s knowledge, is valid and enforceable. No Pledgor is aware of any uses of any item of Intellectual Property Collateral that could be expected to lead to such item becoming invalid or unenforceable.

(e) Such Pledgor has made or performed all filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every item of Intellectual Property Collateral which such Pledgor, in its reasonable business judgment, considers material to its business in full force and effect in such jurisdictions as such Pledgor has determined in its sole discretion are material to such Pledgor’s business, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the United States Patent and Trademark Office and in corresponding national and international patent and trademark offices, and recordation of any of its interests in the Copyrights with the United States Copyright Office and in corresponding national and international copyright offices. Such Pledgor has used proper statutory notice in connection with its use of each Patent, Trademark and Copyright in the Intellectual Property Collateral.

(f) No claim, action, suit, investigation, litigation or proceeding has been asserted or is pending or threatened against any Pledgor (i) based upon or challenging or seeking to deny or restrict such Pledgor’s rights in or use of any of the Intellectual Property Collateral, (ii) alleging that such Pledgor’s rights in or use of the Intellectual Property Collateral or that any services provided by, processes used by, or products manufactured or sold by, such Pledgor, infringe, misappropriate, dilute, misuse or otherwise violate any patent, trademark, copyright or any other proprietary right of any third party, or (iii) alleging that the Intellectual Property Collateral is being licensed or sublicensed in violation or contravention of the terms of any license or other agreement. To the knowledge of each Pledgor, no Person is engaging in any activity that infringes, misappropriates, dilutes, misuses or otherwise violates the Intellectual Property Collateral or such Pledgor’s rights in or use thereof. Except as set forth on Schedules 14(a), 14(b), and 14(c) to the Perfection Certificate, such Pledgor has not granted any license, release, covenant not to sue, non-assertion assurance, or other right to any Person with respect to any part of the Intellectual Property Collateral. The consummation of the transactions contemplated by the Notes Documents will not result in the termination or impairment of any of the Intellectual Property Collateral.

(g) With respect to each License Agreement: (i) such License Agreement is valid and binding and in full force and effect and represents the entire agreement between the respective parties thereto with respect to the subject matter thereof; (ii) such License Agreement will not cease to be valid and binding and in full force and effect on terms identical to those currently in effect as a result of the rights and interest granted herein, nor will the grant of such rights and interest constitute a breach or default under such License Agreement or otherwise give any party thereto a right to terminate such License Agreement; (iii) such Pledgor has not received any notice of termination or cancellation under such License Agreement; (iv) such Pledgor has not received any notice of a breach or default under such License Agreement, which breach or default has not been cured; (v) such Pledgor has not granted to any other third party any rights, adverse or otherwise, under such License Agreement; and (vi) neither such Pledgor nor any other party to such License Agreement is in breach or default thereof in any material respect, and no event has occurred that, with notice or lapse of time or both, would constitute such a breach or default or permit termination, modification or acceleration under such License Agreement.

(h) To each Pledgor’s knowledge, (i) none of the Trade Secrets of such Pledgor has been used, divulged, disclosed or appropriated to the detriment of such Pledgor for the benefit of any other Person other than such Pledgor; (ii) no employee, independent contractor or agent of such Pledgor has misappropriated any trade secrets of any other Person in the course of the performance of his or her duties as an employee, independent contractor or agent of such Pledgor; and (iii) no employee, independent contractor or agent of such Pledgor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, development, use or transfer of such Pledgor’s Intellectual Property Collateral.

(i) No Pledgor or Intellectual Property Collateral is subject to any outstanding consent, settlement, agreement, decree, order, injunction, judgment or ruling restricting the use of any Intellectual Property Collateral or that would impair the validity or enforceability of such Intellectual Property Collateral.

Section 4.12 Insurance. (a) Each Pledgor shall keep its insurable property insured at all times by financially sound and reputable insurers, and maintain such other insurance, to such extent and against such risks as is customary with companies in the same or similar businesses operating in the same or similar locations, including insurance with respect to Mortgaged Properties (if any) and other properties material to the business of the Company and its Subsidiaries against such casualties and contingencies and of such types and in such amounts with such deductibles as is customary in the case of similar businesses operating in the same or similar locations, including, to the extent applicable to such Pledgor’s business, (i) physical hazard insurance on an “all risk” basis, (ii) commercial general liability against claims for bodily injury, death or property damage covering any and all insurable claims, (iii) explosion insurance in respect of any boilers, machinery or similar apparatus constituting Collateral, (iv) business interruption insurance, (v) worker’s compensation insurance and such other insurance as may be required by any Legal Requirement and (vi) such other insurance against risks as the Noteholder Collateral Agent may from time to time require acting upon the instructions of the percentage of Holders required under the Indenture (in each case, such policies to be in such form as may be reasonably satisfactory to the Noteholder Collateral Agent); provided that with respect to physical hazard insurance, (x) neither the Noteholder Collateral Agent nor the applicable Pledgor shall agree to the adjustment of any claim in excess of $500,000 thereunder without the consent of the other (such consent not to be unreasonably conditioned, withheld or delayed), and (y) no consent of any Pledgor or any of such Pledgor’s Subsidiaries shall be required during the existence of an Event of Default.

(b) The Pledgors shall provide that no cancellation, material reduction in amount or material change in any insurance coverage required under Section 4.12(a) shall be effective until at least 30 days after receipt by the Noteholder Collateral Agent of written notice thereof.

(c) All such insurance required under Section 4.12(a) shall (i) name the Noteholder Collateral Agent as mortgagee (in the case of property insurance on any real property owned by the applicable Pledgor), additional insured on behalf of the Secured Parties (in the case of liability insurance), or lender’s loss payee (in the case of property insurance on any of the Collateral), as applicable, (ii) contain customary lender’s loss payable endorsements, and (iii) be satisfactory in all other material respects to the Noteholder Collateral Agent.

(d) No Pledgor that is an owner of any Mortgaged Property (if any) shall take any action that is reasonably likely to be the basis for termination, revocation or denial of any insurance coverage required to be maintained under such Pledgor’s respective Mortgage (if any) or that could reasonably be the basis for a defense to any claim under any insurance policy maintained in respect of the premises, and each Pledgor shall otherwise comply in all material respects with all insurance requirements in respect of the premises; provided, however, that each Pledgor may, at its own expense and after written notice to the Noteholder Collateral Agent, (i) contest the applicability or enforceability of any such insurance requirements by appropriate legal proceedings, the prosecution of which does not constitute a basis for cancellation or revocation of any insurance coverage required under this Section 4.12 or (ii) cause the insurance policy containing any such insurance requirement to be replaced by a new policy complying with the provisions of this Section 4.12.

(e) In the event that the proceeds of any insurance claim are paid after the Noteholder Collateral Agent has exercised its right to foreclose after an Event of Default, subject to the terms of the Intercreditor Agreement, such Net Cash Proceeds shall be paid to the Noteholder Collateral Agent to satisfy any deficiency remaining after such foreclosure. The Noteholder Collateral Agent shall retain its interest in the insurance policies and coverages required to be maintained pursuant to the Indenture during any redemption period.

Section 4.13 Payment of Taxes; Compliance with Legal Requirements; Contesting Liens; Charges. Each Pledgor may at its own expense contest the validity, amount or applicability of any Charges so long as the contest thereof shall be conducted in accordance with, and not prohibited pursuant to the provisions of, the Indenture. Notwithstanding the foregoing sentence, (a) no contest of any such obligation may be pursued by such Pledgor if such contest could reasonably be expected to expose the Noteholder Collateral Agent or any other Secured Party to (i) any possible criminal liability or (ii) any additional civil liability for failure to comply with such obligations unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Noteholder Collateral Agent, or such Secured Party, as the case may be, and (b) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this Section 4.13 shall become reasonably necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay or perform the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

Section 4.14 Books and Records; Other Information. (a) Each Pledgor shall, at any and all times, within a reasonable time after written request by the Noteholder Collateral Agent, furnish or cause to be furnished to the Noteholder Collateral Agent, in such manner and in such detail as may be reasonably requested by the Noteholder Collateral Agent, additional information with respect to the Collateral.

(b) Each Pledgor will permit any representatives designated by the Noteholder Collateral Agent or any other Secured Party to visit and inspect the financial records and the property of such Pledgor and to make extracts from and copies of such financial records, and permit any representatives designated by the Noteholder Collateral Agent to discuss the affairs, finances, accounts and condition of any Pledgor with the officers and employees thereof and advisors therefor (including independent accountants) at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to such Pledgor; provided that if a Default has occurred and is continuing, (i) the representatives of the Noteholder Collateral Agent or any other Secured Party may do any of the foregoing at the expense of the Pledgors at any time during normal business hours and without advance notice to any Pledgor and (ii) the Noteholder Collateral Agent shall have the right, but not the obligation, to access any Mortgaged Property to undertake any Response that the Noteholder Collateral Agent in its discretion deems appropriate at the cost and expense of the Pledgors. The Pledgors shall jointly and severally bear all reasonable and properly documented out-of-pocket costs and expenses of the Noteholder Collateral Agent in connection with any such visit or inspection.

ARTICLE V

CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

Section 5.1 Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities constituting Collateral or Intercompany Notes of any Person, accept the same in trust for the benefit of the Noteholder Collateral Agent and promptly, and in any event within ten Business Days (or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) thereafter, deliver to the Noteholder Collateral Agent a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 3.1 and Section 3.4(a) in respect of such additional Pledged Securities or Intercompany Notes that are to be pledged pursuant to this Agreement, and confirming the grant of the Lien created hereby in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Noteholder Collateral Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Noteholder Collateral Agent shall for all purposes hereunder be considered Collateral.

Section 5.2 Voting Rights; Distributions; etc. (a) Subject to the terms of the Intercreditor Agreement, so long as no Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the other Notes Documents or any other document evidencing the Notes Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner that is prohibited by the Indenture or other Notes Documents.

(ii) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Indenture; provided, however, that any and all such Distributions consisting of rights or interests in the form of Pledged Securities or Intercompany Notes shall promptly, and in any event within 2 Business Days after receipt thereof, be delivered to the Noteholder Collateral Agent to hold as Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Noteholder Collateral Agent, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Noteholder Collateral Agent as Collateral in the same form as so received (with any necessary, advisable or reasonably requested endorsement).

(b) Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default, the Noteholder Collateral Agent may implement either or both of the following remedies (subject, in each case, to the terms of the Intercreditor Agreement):

(i) all rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 5.2(a)(i) shall cease, and all such rights shall thereupon become vested in the Noteholder Collateral Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights; and

(ii) all rights of each Pledgor to receive Distributions that it would otherwise be authorized to receive and retain pursuant to Section 5.2(a)(ii) without further action shall cease and all such rights shall thereupon become vested in the Noteholder Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such Distributions.

(c) Subject to the terms of the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default, each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Noteholder Collateral Agent appropriate instruments as the Noteholder Collateral Agent may request in order to permit the Noteholder Collateral Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(b)(ii) and to receive all Distributions which it may be entitled to receive under Section 5.2(b)(ii). If the Noteholder Collateral Agent exercises its right to vote any of such Pledged Securities, each Pledgor hereby appoints the Noteholder Collateral Agent such Pledgor’s true and lawful attorney-in-fact and irrevocable proxy to vote such Pledged Securities in any manner the Noteholder Collateral Agent deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. The power-of-attorney and proxy granted hereby is coupled with an interest and shall be irrevocable.

(d) Subject to the terms of the Intercreditor Agreement, all Distributions that are received by any Pledgor contrary to the provisions of Section 5.2(b)(ii) shall be received in trust for the benefit of the Noteholder Collateral Agent, shall be segregated from the other funds of such Pledgor and shall immediately be paid over to the Noteholder Collateral Agent as Collateral in the same form as so received (with any necessary, advisable or reasonably requested endorsement).

Section 5.3 Default. No Pledgor is in default or violation under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it (including with respect to the payment of any portion of any mandatory capital contribution, if any, required to be made thereunder). No Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any Person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents of such Pledgor and certificates, if any, delivered to the Noteholder Collateral Agent or, prior to the discharge of the various Classes of Obligations (as such terms are defined in the Intercreditor Agreement) and to the extent required by the Intercreditor Agreement, one or more other Agents) which evidence any Pledged Securities of such Pledgor.

Section 5.4 Certain Agreements of Pledgors as Issuers and Holders of Equity Interests. (a) In the case of each Pledgor that is an issuer of Securities Collateral, such Pledgor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.

(b) In the case of each Pledgor that is a partner, member or holder of any Equity Interests in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Documents of such Pledgor to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests owned by such other Pledgor in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Noteholder Collateral Agent or its nominee and to the substitution of the Noteholder Collateral Agent or its nominee as a substituted partner, member or holder of Equity Interests in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, member or holder of Equity Interests, as the case may be; provided, that prior to the applicable Senior Obligations Payment Date and to the extent required by the Intercreditor Agreement, the requirements for delivery under this paragraph shall be deemed to have been satisfied by the transfer of such Pledged Interests to the Senior Representative or its nominee and to the substitution of the Senior Representative or its nominee as a substituted partner, member or holder of Equity Interests in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, member or holder of Equity Interests.

ARTICLE VI

CERTAIN PROVISIONS CONCERNING INTELLECTUAL

PROPERTY COLLATERAL

Section 6.1 Grant of License. For the purpose of enabling the Noteholder Collateral Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX at such time as the Noteholder Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Noteholder Collateral Agent, to the extent licensable, an irrevocable, non-exclusive worldwide license (subject to the terms of the Intercreditor Agreement) (exercisable without payment of royalty or other compensation to such Pledgor) to use, assign, license sublicense or otherwise dispose of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located. Such license shall include access to all media in which any of the Intellectual Property Collateral may be recorded or stored and to all computer programs used for the compilation or printout hereof.

Section 6.2 Registration. Except pursuant to licenses and other agreements entered into by any Pledgor in the ordinary course of business, on and as of the date hereof (i) each Pledgor owns and/or possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed on Schedules 14(a), 14(b), and 14(c), to the Perfection Certificate, and (ii) to the knowledge of such Pledgor, all registrations with the United States Patent and Trademark Office listed on Schedules 14(a), 14(b), and 14(c) to the Perfection Certificate are valid and in full force and effect.

Section 6.3 Protection of Noteholder Collateral Agent’s Security. (a) With respect to each item of its Intellectual Property Collateral, each Pledgor agrees, on a continuing basis, to take, at its sole cost and expense, all necessary steps, including, without limitation, in the United States Patent and Trademark Office, the United States Copyright Office and any other Governmental Authority in the United States, to (i) maintain the validity and enforceability of such Intellectual Property Collateral and maintain such Intellectual Property Collateral in full force and effect, and (ii) pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Pledgor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the United States Patent and Trademark Office, the United States Copyright Office or other Governmental Authorities in the United States, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings. No Pledgor shall, without the written consent of the Noteholder Collateral Agent, discontinue use of or otherwise abandon any Intellectual Property Collateral in the United States, or abandon any right to file an application in the United States for any Patent, Trademark, or Copyright, unless such Pledgor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Pledgor’s business and that the loss thereof would not be reasonably likely to materially adversely affect the operation of such Pledgor’s business, in which case, such Pledgor will give prompt notice of any such abandonment to the Noteholder Collateral Agent.

(b) Each Pledgor agrees, on a continuing basis, promptly (and in any event within ten Business Days) to notify the Noteholder Collateral Agent in writing if such Pledgor becomes aware (i) that any item of the Intellectual Property Collateral may have become abandoned, placed in the public domain, invalid or unenforceable, or of any adverse determination or development regarding such Pledgor’s ownership of any of the Intellectual Property Collateral or its right to register the same or to keep and maintain and enforce the same, or (ii) of any adverse determination or the institution of any proceeding (including, without limitation, the institution of any proceeding in the United States Patent and Trademark Office or any court) regarding any item of the Intellectual Property Collateral.

(c) In the event that any Pledgor becomes aware that any item of the Intellectual Property Collateral is being infringed or misappropriated by a third party, such Pledgor shall promptly (and in any event within ten Business Days) notify the Noteholder Collateral Agent in writing and shall take such actions, at its expense, as such Pledgor or the Noteholder Collateral Agent, subject to the terms of the Intercreditor Agreement, deems reasonable and appropriate under the circumstances to protect or enforce such Intellectual Property Collateral, including, without limitation, suing for infringement or misappropriation and for an injunction against such infringement or misappropriation. Without limiting the foregoing, upon such Pledgor obtaining knowledge thereof, such Pledgor shall promptly (and in any event within ten Business Days) notify the Noteholder Collateral Agent in writing of any event that may be reasonably expected to materially and adversely affect the value or utility of any item of Intellectual Property Collateral, the ability of such Pledgor or the Noteholder Collateral Agent to dispose of such Intellectual Property Collateral or any portion thereof or the rights and remedies of the Noteholder Collateral Agent in relation thereto, including a levy or written threat of levy or any legal process against such Intellectual Property Collateral or any portion thereof.

(d) Each Pledgor agrees, on a continuing basis, to use proper statutory notice as required by law in connection with its use of each item of its Intellectual Property Collateral. No Pledgor shall do or permit any act or knowingly omit to do any act whereby any of its

Intellectual Property Collateral may lapse or become invalid or unenforceable or placed in the public domain. No Pledgor will settle or compromise any pending or future litigation or administrative proceeding (other than office actions) with respect to any material Intellectual Property Collateral without the prior written consent of the Noteholder Collateral Agent (at the direction of the requisite percentage of Holders of Notes), which shall not be unreasonably withheld or delayed.

(e) Each Pledgor agrees, on a continuing basis, to take all steps which it or the Noteholder Collateral Agent deems reasonable and appropriate under the circumstances to preserve and protect each item of its Intellectual Property Collateral, including, without limitation, maintaining the quality of any and all products or services used or provided in connection with any of the Trademarks, consistent with the quality of the products and services as of the date hereof, and taking all steps necessary to ensure that all licensed users of any of the Trademarks use such consistent standards of quality.

(f) No Pledgor shall (i) license any Intellectual Property Collateral other than pursuant to License Agreements entered into by such Pledgor in, or incidental to, the ordinary course of its business, or (ii) amend or permit the amendment of any License Agreement in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of any Intellectual Property Collateral or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Noteholder Collateral Agent for the benefit of the Secured Parties, in the case of each of (i) and (ii), without the consent of the Noteholder Collateral Agent (at the direction of the requisite percentage of Holders of Notes), which shall not be unreasonably withheld or delayed.

(g) Each Pledgor agrees, on a continuing basis, to diligently keep adequate records respecting the Intellectual Property Collateral and furnish to the Noteholder Collateral Agent from time to time upon the Noteholder Collateral Agent’s request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Noteholder Collateral Agent may from time to time request.

(h) During the continuance of an Event of Default, within ten Business Days (or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) after written notice from the Noteholder Collateral Agent to any Pledgor, such Pledgor shall make available to the Noteholder Collateral Agent, to the extent within such Pledgor’s power and authority and subject to the Intercreditor Agreement, such personnel in such Pledgor’s employ on the date of such Event of Default as the Noteholder Collateral Agent may designate, by name, title or job responsibility, to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Pledgor under or in connection with the Intellectual Property Collateral, and each Pledgor shall use commercially reasonable efforts to ensure that such Persons shall be available to perform their prior functions on the Noteholder Collateral Agent’s behalf if compensated at such Pledgor’s expense on a per diem, pro rata basis consistent with the salary and benefits structure applicable to each as of the date of such Event of Default.

(i) With respect to its Intellectual Property Collateral, each Pledgor agrees to execute or otherwise authenticate, as applicable, the Copyright Security Agreement (promptly after such Pledgor shall at any time become the owner of any Copyright), the Patent Security Agreement (promptly after such Pledgor shall at any time become the owner of any Patent) and the Trademark Security Agreement in substantially the forms set forth in Exhibits 6, 7 and 8 hereto, respectively, or otherwise in form and substance satisfactory to the Noteholder Collateral Agent, for recording the security interest granted hereunder to the Noteholder Collateral Agent in such Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office and any other Governmental Authorities necessary to perfect the security interest hereunder in such Intellectual Property Collateral under applicable Legal Requirements in the United States.

Section 6.4 After-Acquired Property. If any Pledgor shall, at any time before the payment in full of the Notes Obligations, (a) obtain any rights to any additional Intellectual Property Collateral or (b) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions of this Agreement shall automatically apply thereto and any such item enumerated in clause (a) or (b) of this Section 6.4 with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such item would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party (excluding any Intellectual Property Collateral that constitutes Excluded Property). Each Pledgor shall promptly (i) provide to the Noteholder Collateral Agent written notice of any of the foregoing and (ii) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (a) and (b) of the immediately preceding sentence of this Section 6.4 by execution of an instrument in form reasonably acceptable to the Noteholder Collateral Agent and the filing of any instruments or statements as shall be deemed necessary, advisable or prudent by the Noteholder Collateral Agent to preserve, protect or perfect the Noteholder Collateral Agent’s security interest or the priority thereof in such Intellectual Property Collateral to the extent such security interest in such Intellectual Property Collateral may be perfected under applicable Legal Requirements in the United States. Further, each Pledgor authorizes the Noteholder Collateral Agent to modify this Agreement by amending Schedules 14(a), (b) and (c) to the Perfection Certificate to include any Intellectual Property Collateral acquired or arising after the date hereof of such Pledgor.

Section 6.5 Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and such suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as such Pledgor shall determine in its exercise of prudent business judgment to be necessary, advisable or prudent to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Noteholder Collateral Agent shall, subject to the terms of the Intercreditor Agreement, have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Noteholder Collateral Agent or the

Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Noteholder Collateral Agent, do any and all lawful acts and execute any and all documents requested by the Noteholder Collateral Agent in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Noteholder Collateral Agent in accordance with Section 11.4(a) hereof and Section 7.07 of the Indenture for all costs and expenses incurred by the Noteholder Collateral Agent in the exercise of its rights under this Section 6.5. In the event that the Noteholder Collateral Agent shall elect not to bring such suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Noteholder Collateral Agent, to take all actions necessary, advisable or prudent, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others and for that purpose agrees to diligently maintain any suit, proceeding or other action against any Person so infringing as the Noteholder Collateral Agent (at direction of the requisite percentage of Holders of Notes) shall determine to be necessary to prevent such infringement.

Section 6.6 Intent-to-Use Trademark and Service Mark Applications. In connection with any United States intent-to-use trademark or service mark applications whether listed on Schedules 14(a), 14(b), or 14(c) to the Perfection Certificate or otherwise, the Pledgors shall file a bona fide statement of use and shall take such other actions or steps as shall be required by the United States Patent and Trademark Office, to entitle such application to registration within 10 Business Days following the date of first use in commerce of the mark that is the subject of such application. Upon acceptance of such bona fide statement of use by the United States Patent and Trademark Office, such application shall automatically become subject to the security interest granted herein. The Pledgors shall execute any further documents and instruments as the Noteholder Collateral Agent may deem necessary, advisable or prudent to confirm, implement, or enforce the Noteholder Collateral Agent’s security interest in such applications. If the Pledgors fail to execute such further documents and instruments within ten Business Days (or such longer period as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) after presentment, then after the occurrence and during the continuance of an Event of Default, the Noteholder Collateral Agent may, in the name of, and on behalf of, the Pledgors, execute such documents and instruments and make appropriate disposition of same, and the Pledgors hereby irrevocably appoint the Noteholder Collateral Agent as their lawful attorney-in-fact with full power to do so. The foregoing power of attorney is coupled with an interest and such appointment shall be irrevocable for the term hereof.

Section 6.7 Foreign Intellectual Property Collateral. Notwithstanding anything contained herein or in any Notes Document, no Pledgor shall be required to take any actions to perfect the security interest in any foreign Intellectual Property Collateral owned by a Pledgor, other than the filing of UCC-1 financing statements.

ARTICLE VII

CERTAIN PROVISIONS CONCERNING ACCOUNTS

Section 7.1 Special Representation and Warranties. As of the time when each of its Accounts arises, each Pledgor shall be deemed to have represented and warranted that such

Account and all records, papers and documents relating thereto (i) are genuine and correct and in all material respects what they purport to be, (ii) to the Pledgor’s knowledge, represent the legal, valid and binding obligation of the account debtor, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally or by equitable principles relating to enforceability, evidencing indebtedness unpaid and owed by such account debtor, arising out of the performance of labor or services or the sale, lease, license, assignment or other disposition and delivery of the goods or other property listed therein or out of an advance or a loan, (iii) will, in the case of an Account, except for the original or duplicate original invoice evidencing such purchaser’s account and any master service or other agreement related thereto, be the only original writing evidencing and embodying such obligation of the account debtor named therein and (iv) are in all material respects in compliance and conform with all applicable Legal Requirements in the United States.

Section 7.2 Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Account, in a manner consistent with prudent business practices, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, subject to the terms of the Intercreditor Agreement and at such Pledgor’s sole cost and expense, upon the Noteholder Collateral Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including all documents evidencing Accounts and any books and records relating thereto to the Noteholder Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Noteholder Collateral Agent may transfer a full and complete copy of any Pledgor’s books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Accounts or the Noteholder Collateral Agent’s security interest therein without the consent of any Pledgor.

Section 7.3 Legend. At any time that an Event of Default has occurred and is continuing and at the request of the Noteholder Collateral Agent and in form and manner satisfactory to the Noteholder Collateral Agent, each Pledgor shall legend the Accounts and the other books, records and documents of such Pledgor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Noteholder Collateral Agent for the benefit of the Secured Parties and that the Noteholder Collateral Agent has a security interest therein.

Section 7.4 Modification of Terms, etc. No Pledgor shall (i) rescind or cancel any obligations evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business in a manner consistent with prudent business practices, or (ii) extend or renew any such obligations except in the ordinary course of business consistent with prudent business practices, or (iii) compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business in a manner consistent with prudent business practices, without (in the case of each of (i), (ii) and (iii)) the prior written consent of the Noteholder Collateral Agent. Each Pledgor shall timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts owned by such Pledgor.

Section 7.5 Collection. Each Pledgor shall cause to be collected from the account debtor of each of the Accounts, as and when due in the ordinary course of business and consistent with prudent business practices (including Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that any Pledgor may, with respect to an Account, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor’s ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including Attorney Costs) of collection, in any case, whether incurred by any Pledgor, the Noteholder Collateral Agent or any Secured Party, shall be paid by the Pledgors in accordance with Section 11.4(a) hereof and Section 7.07 of the Indenture.

ARTICLE VIII

TRANSFERS

Section 8.1 Transfers of Collateral. No Pledgor shall (a) sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral pledged by it hereunder except to the extent not prohibited by and otherwise subject to the requirements of this Agreement or the Indenture or (b) create or permit to exist any Lien upon or with respect to any of the Collateral pledged by it hereunder other than Permitted Liens.

ARTICLE IX

REMEDIES

Section 9.1 Remedies. Upon the occurrence and during the continuance of any Event of Default, the Noteholder Collateral Agent may from time to time, subject to the terms of the Intercreditor Agreement, exercise in respect of the Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

(a) Personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from any Pledgor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor’s premises where any of the Collateral is located, remove such Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

(b) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the

Noteholder Collateral Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Noteholder Collateral Agent and shall promptly but in no event later than 3 Business Days after receipt thereof (or such later date as may be agreed to in writing by the Noteholder Collateral Agent in its sole discretion) pay such amounts to the Noteholder Collateral Agent;

(c) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

(d) Take possession of the Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Noteholder Collateral Agent at any place or places so designated by the Noteholder Collateral Agent, in which event such Pledgor shall at its own expense: (i) forthwith cause the same to be moved to the place or places designated by the Noteholder Collateral Agent and therewith delivered to the Noteholder Collateral Agent, (ii) store and keep any Collateral so delivered to the Noteholder Collateral Agent at such place or places pending further action by the Noteholder Collateral Agent and (iii) while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor’s obligation to deliver the Collateral as contemplated in this Section 9.1(d) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Noteholder Collateral Agent shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

(e) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Collateral for application to the Notes Obligations as provided in Article X;

(f) Retain and apply the Distributions to the Notes Obligations as provided in Article X;

(g) Exercise any and all rights as beneficial and legal owner of the Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Collateral; and

(h) Exercise all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and the Noteholder Collateral Agent may also in its sole discretion, without notice except as specified in Section 9.2, sell, assign, transfer or grant a license to use the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Noteholder Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Noteholder Collateral Agent may deem commercially reasonable. The Noteholder Collateral Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the

Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold, assigned or licensed at such sale, to use and apply any of the Notes Obligations owed to such Person as a credit on account of the purchase price of any Collateral payable by such Person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, all rights of redemption, stay and/or appraisal that it now has or may at any time in the future have under any Legal Requirement now existing or hereafter enacted. The Noteholder Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Noteholder Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, any claims against the Noteholder Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Noteholder Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(i) By accepting the benefits of this Agreement and each other Notes Document, the Secured Parties expressly acknowledge and agree that any action taken by the Noteholder Collateral Agent under this Agreement and each other Notes Document may be enforced only by the action of the Noteholder Collateral Agent acting upon the instructions of the percentage of Holders required under the Indenture and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may, subject to the terms of the Intercreditor Agreement, be exercised by the Noteholder Collateral Agent for the benefit of the Secured Parties upon the terms of the Notes Documents. Furthermore, each Pledgor agrees to, upon the occurrence and continuance of an Event of Default, use its commercially reasonable efforts to assist the Noteholder Collateral Agent in obtaining any approvals or assignments or licenses from any relevant Governmental Authority that may be necessary or desirable for the exercise of the rights and, remedies of the Noteholder Collateral Agent with respect to the Collateral.

Section 9.2 Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Collateral shall be required by any Legal Requirement, ten (10) Business Days prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters, unless the Collateral is perishable or threatens to decline speedily in value (in which case no such prior notice shall be required) or is of a type customarily sold on a recognized market (in which case no such prior notice shall be required). No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

Section 9.3 Waiver of Notice and Claims; Other Waivers; Marshaling. (a) Each Pledgor hereby waives, to the fullest extent permitted by applicable Legal Requirements, notice of judicial hearing in connection with the Noteholder Collateral Agent’s taking possession or the Noteholder Collateral Agent’s disposition of any of the Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under any Legal Requirement, and each Pledgor hereby further waives, to the fullest extent permitted by applicable Legal Requirements (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Noteholder Collateral Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable Legal Requirements. The Noteholder Collateral Agent shall not be liable for any incorrect or improper payment made pursuant to this Article IX except to the extent resulting solely from the Noteholder Collateral Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final and nonappealable judgment. Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity or otherwise against such Pledgor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

(b) Except as set forth in Section 9.2, each Pledgor hereby waives demand, notice, protest, notice of acceptance of this Agreement, notice of the issuance of Notes, Collateral received or delivered or any other action taken in reliance hereon and all other demands and notices of any description.

(c) The Noteholder Collateral Agent shall not be required to marshal any present or future collateral security (including the Collateral) for, or other assurances of payment of, the Notes Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order. To the maximum extent permitted by applicable Legal Requirements, each Pledgor hereby agrees that it will not invoke any Legal Requirement relating to the marshaling of collateral and hereby irrevocably waives the benefits of all such Legal Requirements.

Section 9.4 Standards for Exercising Rights and Remedies. (a) To the extent that applicable Legal Requirements impose duties on the Noteholder Collateral Agent to exercise remedies in a commercially reasonable manner, each Pledgor acknowledges and agrees that it is not commercially unreasonable for the Noteholder Collateral Agent (i) to fail to incur expenses deemed significant by the Noteholder Collateral Agent to prepare Collateral for disposition or otherwise to fail to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or to fail to obtain consents for Governmental Authorities or third parties for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors or other Persons obligated on Collateral or to fail to remove Liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as any Pledgor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim or modify disposition warranties, (xi) to purchase insurance or credit enhancements to insure the Noteholder Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Noteholder Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Noteholder Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Noteholder Collateral Agent in the collection or disposition of any of the Collateral. The Pledgors acknowledge that the purpose of this Section 9.4 is to provide non-exhaustive indications of what actions or omissions by the Noteholder Collateral Agent would fulfill the Noteholder Collateral Agent’s duties under the UCC or other Legal Requirement of the State of New York or any other relevant jurisdiction in the Noteholder Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Noteholder Collateral Agent shall not be deemed to fail to fulfill such duties solely on account of not being indicated in this Section 9.4. Without limiting the foregoing, nothing contained in this Section 9.4 shall be construed to grant any rights to any Pledgor or to impose any duties on the Noteholder Collateral Agent that would not have been granted or imposed by this Agreement or by applicable Legal Requirements in the absence of this Section 9.4.

(b) Each Pledgor recognizes that, by reason of certain prohibitions contained in Legal Requirements, the Noteholder Collateral Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who meet the requirements of a Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Noteholder Collateral Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable Legal Requirements, the Noteholder Collateral Agent shall have no obligation to engage in public sales.

(c) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, the Noteholder Collateral Agent may be compelled, with respect to any sale or disposition of all or any part of the Securities Collateral and Investment Property, to limit purchasers to Persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Noteholder Collateral Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Noteholder Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

(d) Subject to the terms of the Intercreditor Agreement, if the Noteholder Collateral Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, then upon written request from the Noteholder Collateral Agent, the applicable Pledgor shall, and shall cause each issuer of Securities Collateral and Investment Property to be sold hereunder to, from time to time furnish to the Noteholder Collateral Agent all such information as the Noteholder Collateral Agent may request in order to determine the number and nature or interest, of securities or other instruments included in the Securities Collateral or Investment Property which may be sold by the Noteholder Collateral Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(e) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Noteholder Collateral Agent and the other Secured Parties, that the Noteholder Collateral Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants.

Section 9.5 No Waiver; Cumulative Remedies. (a) No failure on the part of the Noteholder Collateral Agent to exercise, no course of dealing with respect to, and no delay on the part of the Noteholder Collateral Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Noteholder Collateral Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. Subject to the terms of (and to the extent not inconsistent with) the Intercreditor Agreement, all rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by applicable Legal Requirements, in equity or otherwise.

(b) Subject to the terms of the Intercreditor Agreement, in the event that the Noteholder Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Noteholder Collateral Agent, then and in every such case, the Pledgors, the Noteholder Collateral Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Noteholder Collateral Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.

Section 9.6 Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, subject to the terms of the Intercreditor Agreement, upon the written demand of the Noteholder Collateral Agent, each Pledgor shall, subject to the terms of the Intercreditor Agreement, execute and deliver to the Noteholder

Collateral Agent an assignment or assignments of the Intellectual Property Collateral that is Registered or such other documents as are necessary, advisable or prudent to carry out the intent and purposes hereof.

ARTICLE X

PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;

APPLICATION OF PROCEEDS

Section 10.1 Proceeds of Casualty Events and Collateral Dispositions. Subject to the terms of the Intercreditor Agreement, the Pledgors shall take all actions required by the Indenture with respect to any Net Cash Proceeds of any Casualty Event or from the sale or disposition of any Collateral.

Section 10.2 Application of Proceeds. The proceeds received by the Noteholder Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Noteholder Collateral Agent of its remedies shall be applied, together with any other sums then held by the Noteholder Collateral Agent pursuant to this Agreement, in accordance with the Intercreditor Agreement and the Indenture.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Concerning Noteholder Collateral Agent. (a) The Noteholder Collateral Agent has been appointed as “Noteholder Collateral Agent” pursuant to the Indenture and as “Additional Noteholder Collateral Agent” pursuant to the Intercreditor Agreement. The actions of the Noteholder Collateral Agent hereunder are subject to the terms of the Indenture and the Intercreditor Agreement. The actions of the Noteholder Collateral Agent hereunder are subject to the terms of the Indenture and the Intercreditor Agreement. The Noteholder Collateral Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Collateral), in accordance with this Agreement, the Indenture, and the Intercreditor Agreement. Each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Noteholder Collateral Agent for the benefit of the Secured Parties in accordance with the terms of this Agreement. The Noteholder Collateral Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Noteholder Collateral Agent may resign and a successor Noteholder Collateral Agent may be appointed in the manner provided in the Indenture. Upon the acceptance of any appointment as the Noteholder Collateral Agent by a successor Noteholder Collateral Agent, that successor Noteholder Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Noteholder Collateral Agent under this Agreement, and the retiring Noteholder Collateral Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Noteholder Collateral Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Noteholder Collateral Agent.

(b) Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Noteholder Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Noteholder Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession from time to time if such Collateral is accorded treatment substantially equivalent to that which the Noteholder Collateral Agent, in its individual capacity, accords its own property consisting of similar instruments or interests; provided that neither the Noteholder Collateral Agent nor any of the other Secured Parties nor any of their respective directors, officers, employees or agents shall have responsibility for (x) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Noteholder Collateral Agent or any other Secured Party has or is deemed to have knowledge of such matters, (y) failing to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, or (z) failing to take any necessary steps to preserve rights against any Person with respect to any Collateral.

(c) The Noteholder Collateral Agent shall be entitled to rely upon the instructions of the percentage of Holders required under the Indenture in requesting or requiring the performance of certain actions or the delivery of certain information for any actions to be performed or information to be delivered at the request of, or to the extent required by, the Noteholder Collateral Agent hereunder. The Noteholder Collateral Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper Person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

(d) If any item of Collateral also constitutes collateral granted to the Noteholder Collateral Agent under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in respect of such Collateral, the Noteholder Collateral Agent, in its sole discretion, shall determine which provisions shall control, except that, to the extent that any such conflict shall be governed by the Intercreditor Agreement, the Intercreditor Agreement shall control.

(e) In addition to the foregoing rights, the Noteholder Collateral Agent shall have the rights, protections and immunities given to it as Noteholder Collateral Agent under the Indenture, and such are incorporated by reference herein, mutatis mutandis.

Section 11.2 Noteholder Collateral Agent May Perform; Noteholder Collateral Agent Appointed Attorney-in-Fact. Subject to the terms of the Intercreditor Agreement, if any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay Charges, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such

Pledgor under any Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Noteholder Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Noteholder Collateral Agent shall in no event be bound to inquire into the validity of any Charges, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of Section 4.13. Any and all amounts so expended by the Noteholder Collateral Agent shall be paid by the Pledgors in accordance with the provisions of Section 11.4(a) hereof and Section 7.07 of the Indenture. Neither the provisions of this Section 11.2 nor any action taken by the Noteholder Collateral Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Subject to the terms of the Intercreditor Agreement, each Pledgor hereby appoints the Noteholder Collateral Agent its attorney-in-fact, with full power and authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time after the occurrence and during the continuation of an Event of Default, in the Noteholder Collateral Agent’s discretion to take any action and to execute any instrument consistent with the terms of the Indenture, this Agreement and the other Notes Documents which the Noteholder Collateral Agent may deem necessary, advisable or prudent to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

Section 11.3 Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Noteholder Collateral Agent hereunder, to the benefit of the Noteholder Collateral Agent and the other Secured Parties and each of their respective successors, transferees and assignees (including permitted assignees pursuant to Section 11.04 of the Indenture). No other Persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any obligations held by it secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Indenture and the Intercreditor Agreement.

Section 11.4 Release; Retention in Satisfaction; Etc. (a) Collateral hereunder shall be released if and to the extent so provided in Sections 12.07 and 12.08 of the Indenture or upon the transfer or sale of any asset or property (other than transfers or sales to the Company or any Guarantor) theretofore included in Collateral to the extent permitted under Sections 3.7 or 8.1 of this Agreement, or as otherwise permitted in the Intercreditor Agreement.

(b) Except as may be expressly applicable pursuant to Section 9-620 of the UCC, no action taken or omission to act by the Noteholder Collateral Agent or the Holders hereunder or under the Indenture or the other Security Documents shall be deemed to constitute a retention of the Collateral in satisfaction of the Notes Obligations or otherwise to be in full satisfaction of the Note Obligations, and the Notes Obligations shall remain in full force and effect until the

Noteholder Collateral Agent and the Holders shall have applied payments (including, without limitation, collections from Collateral) towards the Notes Obligations in the full amount then outstanding.

(c) Upon such release or any release of Collateral or any part thereof in accordance with the provisions of the Notes Documents, the Noteholder Collateral Agent shall, subject to the terms of the Intercreditor Agreement, upon the request and at the sole cost and expense of the Pledgors and promptly after the Noteholder Collateral Agent’s receipt of such request, (i) assign, transfer and deliver to Pledgors, against receipt and without recourse to or warranty by the Noteholder Collateral Agent except as to the fact that the Noteholder Collateral Agent has not encumbered the released assets except in accordance with the Security Documents, such of the Collateral or any part thereof to be released (in the case of a release) as may be in possession of the Noteholder Collateral Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, the Indenture, or any other Security Document, and (ii) execute documents and instruments prepared by the Pledgors and acceptable to the Noteholder Collateral Agent (including UCC-3 termination financing statements or releases) acknowledging the release of such Collateral.

Section 11.5 Costs and Expenses. Any action taken by any Pledgor under or with respect to any Notes Document, even if required under any Notes Document or at the request of the Noteholder Collateral Agent, shall be at the expense of such Pledgor, and neither the Noteholder Collateral Agent nor any other Secured Party shall be required under any Notes Document to reimburse any Pledgor therefor except as expressly provided therein. In addition, each Pledgor agrees to pay or reimburse upon demand (a) the Noteholder Collateral Agent and each Related Person thereof for all reasonable out of pocket costs and expenses incurred by each of them, in connection with the investigation, development, preparation, negotiation, syndication, execution, interpretation or administration of, any modification of any term of or termination of, any Notes Document, any commitment or proposal letter therefor, any other document prepared in connection therewith or the consummation and administration of any transaction contemplated therein, in each case including Attorney Costs to the Noteholder Collateral Agent, (b) the Noteholder Collateral Agent and each Related Person thereof for all reasonable costs and expenses incurred by each of them in connection with internal audit reviews, field examinations and examinations of Collateral (which shall be reimbursed, in addition to the out of pocket costs and expenses of such examiners, at the per diem rate per individual charged by the Noteholder Collateral Agent for its examiners) and (c) the Noteholder Collateral Agent and each Related Person thereof for all costs and expenses incurred by each of them in connection with (i) any refinancing or restructuring of the Notes Obligations in the nature of a “work out,” (ii) the enforcement or preservation of any right or remedy under any Notes Document, any Notes Obligation, with respect to the Collateral or any other related right or remedy or (iii) the commencement, defense, conduct of, intervention in, or the taking of any other action with respect to, any proceeding (including any bankruptcy or insolvency proceeding) related to any Pledgor, Notes Document, or Notes Obligation (or the response to and preparation for any subpoena or request for document production relating thereto), including Attorney Costs.

Section 11.6 Modification in Writing. Subject to any additional restrictions in the Intercreditor Agreement, no amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Indenture and unless in writing and signed by the Noteholder Collateral Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall, in each case, be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances. This Section 11.6 shall not limit the provisions set forth in Section 7.07 of the Indenture.

Section 11.7 Notices. Unless otherwise provided herein or in the Indenture, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Indenture, as to any Pledgor, addressed to it at the address of the Company set forth in the Indenture and as to the Noteholder Collateral Agent, addressed to it at the address set forth in the Indenture, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.7.

Section 11.8 Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

(b) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY NOTES DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT RESULTING THEREFROM, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY APPLICABLE LEGAL REQUIREMENTS. NOTHING IN THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT OR OTHERWISE SHALL AFFECT ANY RIGHT THAT THE NOTEHOLDER COLLATERAL AGENT, ANY OTHER AGENT,

OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PLEDGOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT IN ANY COURT REFERRED TO IN SECTION 11.8(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d) EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY NOTES DOCUMENT, IN THE MANNER PROVIDED FOR NOTICES (OTHER THAN FACSIMILE TRANSMISSION OR ELECTRONIC MEANS) IN SECTION 11.7. NOTHING IN THIS AGREEMENT OR ANY OTHER NOTES DOCUMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LEGAL REQUIREMENTS.

(e) EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LEGAL REQUIREMENTS, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER NOTES DOCUMENT, THE TRANSACTIONS OR THE OTHER TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.8.

Section 11.9 Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11.10 Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 11.11 Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

Section 11.12 Waiver of Stay. Each Pledgor covenants that in the event that such Pledgor or any property or assets of such Pledgor shall hereafter become the subject of a voluntary or involuntary proceeding under the Bankruptcy Code or such Pledgor shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Bankruptcy Code or any similar provision in any such Legal Requirement is applicable, then, in any such case, whether or not the Noteholder Collateral Agent has commenced foreclosure proceedings under this Agreement, such Pledgor shall not, and each Pledgor hereby expressly waives its right to (to the extent it may lawfully do so) at any time insist upon, plead or in any manner whatsoever, claim or take the benefit or advantage of any such automatic stay or such similar provision as it relates to the exercise of any of the rights and remedies (including any foreclosure proceedings) available to the Noteholder Collateral Agent as provided in this Agreement, in any other Security Document or any other document evidencing the Notes Obligations, provided however that, for the avoidance of doubt, any such rights and remedies shall remain subject to the terms of the Intercreditor Agreement. Each Pledgor further covenants that it will not hinder, delay or impede the execution of any power granted herein to the Noteholder Collateral Agent, but will suffer and permit the execution of every such power as though no law relating to any stay or similar provision had been enacted.

Section 11.13 No Credit for Payment of Taxes or Imposition. No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Indenture, and such Pledgor shall not be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Charge on the Collateral or any part thereof.

Section 11.14 No Claims Against Noteholder Collateral Agent. Nothing contained in this Agreement shall constitute any consent or request by the Noteholder Collateral Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Noteholder Collateral Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

Section 11.15 No Release. Nothing set forth in this Agreement or any other Notes Document, nor the exercise by the Noteholder Collateral Agent of any of the rights or remedies hereunder, shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor’s part to be performed or observed under or in respect of any of the Collateral or from any liability to any Person under or in respect of any of the Collateral or shall impose any obligation on the Noteholder Collateral Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor’s part to be so performed or observed or shall impose any liability on the Noteholder Collateral Agent or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor referred to in this Agreement, the Indenture or the other Notes Documents, or under or in respect of the Collateral or made in connection herewith or therewith. The obligations of each Pledgor contained in this Section 11.15 shall survive the termination and release of the Liens hereunder and the discharge of such Pledgor’s other obligations under this Agreement, the Indenture and the other Notes Documents. Anything herein to the contrary notwithstanding, neither the Noteholder Collateral Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Noteholder Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

Section 11.16 Overdue Amounts. Until paid, all amounts due and payable under this Agreement shall constitute Notes Obligations and shall bear interest, whether before or after judgment, as set forth in Section 2.12 of the Indenture as if such amounts constituted overdue principal thereunder.

Section 11.17 Obligations Absolute. Subject to the terms of the Intercreditor Agreement, all obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

(a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Pledgor;

(b) any lack of validity or enforceability of any Notes Document, or any other agreement or instrument relating thereto against any other Pledgor;

(c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Notes Obligations, or any other amendment or waiver of or any consent to any departure from any Notes Document or any other agreement or instrument relating thereto;

(d) any pledge, exchange, release or non-perfection or loss of priority of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Notes Obligations;

(e) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, or any Notes Document; or

(f) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Pledgors and the Noteholder Collateral Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

SAEXPLORATION HOLDINGS, INC., as a Pledgor

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SUB, INC., as a Pledgor

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION, INC., as a Pledgor

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Financial Officer, General Counsel and Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC, as a Pledgor

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Financial Officer, General Counsel and Secretary

NES, LLC, as a Pledgor

By:	/s/ Brent Whiteley
Name: Brent Whiteley
Title: Chief Financial Officer, General Counsel and Secretary

[Signature Page to Security Agreement]

WILMINGTON SAVINGS FUND SOCIETY, FSB as Noteholder Collateral Agent

By:	/s/ Geoffrey Lewis
Name: Geoffrey Lewis
Title: Vice President

Schedule 3.8

Post-Closing Obligations

Issuer shall satisfy the requirements and/or provide to the Noteholder Collateral Agent each of the documents, instruments, agreements and information set forth on this Schedule 3.8, on or before the date specified for such requirement on this Schedule or such later date to be determined by the Noteholder Collateral Agent in its reasonable discretion, each of which shall be completed or provided in form and substance reasonably satisfactory to the Noteholder Collateral Agent:

1. Not later than August 15, 2016, Issuer shall cause to be delivered to the Noteholder Collateral Agent (i) certificates of insurance naming the Noteholder Collateral Agent as mortgagee, additional insured, or lender’s loss payee and (ii) lender’s loss payable endorsements, in each case as required by the terms of Section 4.12 of this Agreement.

2. As soon as reasonably practicable and in accordance with the Intercreditor Agreement, each of the Issuer and the Guarantors shall obtain Control Agreements from each bank maintaining a Deposit Account, including HSBC USA, N.A. and Wells Fargo Bank, N.A., for such Issuer and/or Guarantor as required by Section 3.7(b) of this Agreement.

3. As soon as reasonably practicable after the Issue Date, Issuer shall deliver to the Noteholder Collateral Agent (i) a signed preferred ship mortgage for any federally registered vessel in form and substance reasonably acceptable to the Noteholder Collateral Agent and shall cause each such preferred ship mortgage to be filed with the appropriate Governmental Authority, and (ii) an Opinion of Counsel from maritime counsel, in form and substance reasonably satisfactory to the Noteholder Collateral Agent, confirming the attachment and perfection of the Noteholder Collateral Agent’s security interest in such federally registered vessel under applicable Legal Requirements.

4. Within 10 Business Days of the Issue Date, Issuer shall deliver to the Noteholder Collateral Agent executed trademark and copyright security agreements in favor of the Noteholder Collateral Agent for the Trademarks and Copyrights identified on Schedules 14(b) and 14(c) to the Perfection Certificate, respectively, in proper form for filing with the United States Patent and Trademark Office and United States Copyright Office, as applicable.

5. Upon written request by the Noteholder Collateral Agent (at the written direction of the Holders of a majority of then-outstanding principal amount of Notes), the Noteholder Collateral Agent shall have received within 45 Business Days of such written request, in form, scope and substance reasonably satisfactory to the Noteholder Collateral Agent, a legal opinion of Alaskan counsel to the Noteholder Collateral Agent.

EXHIBIT 1

[FORM OF]

ISSUER’S ACKNOWLEDGMENT

The undersigned hereby (i) acknowledges receipt of a copy of that certain security agreement, dated as of July 27, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by SAExploration Holdings, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company from time to time party thereto (such parties, the “Guarantors”); (the Company, together with the Guarantors, as pledgors, assignors and debtors, and together with any successors, the “Pledgors,” and each, a “Pledgor”), in favor of Wilmington Savings Fund Society, FSB, in its capacity as noteholder collateral agent pursuant to the Indenture, as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Noteholder Collateral Agent”), (ii) agrees promptly to note on its books the security interests granted to the Noteholder Collateral Agent under the Security Agreement, (iii) agrees that it will comply with all instructions of the Noteholder Collateral Agent or its nominee with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees not to take any action to have any of the applicable Securities Collateral issued by it treated as Securities under Article 8 of the UCC without the Noteholder Collateral Agent’s prior written consent (v) to the maximum extent permitted by law, agrees that the “issuer’s jurisdiction” (as defined in Section 8-110 of the UCC) is the State of New York, U.S.A., (vi) agrees promptly to notify the Noteholder Collateral Agent upon obtaining knowledge of any interest in favor of any Person in the applicable Securities Collateral that is adverse to the interest of the Noteholder Collateral Agent therein and (vii) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Noteholder Collateral Agent or its nominee or, after the occurrence and during the continuation of an Event of Default, the exercise of voting rights by the Noteholder Collateral Agent or its nominee.

[ ]

By:
Name:
Title:

Issuer’s Acknowledgment

EXHIBIT 2

[FORM OF]

PLEDGE AMENDMENT

This Pledge Amendment, dated as of             ,         (the “Pledge Amendment”) is delivered pursuant to Section 5.1 of that certain Security Agreement, dated as of July 27, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by SAExploration Holdings, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company from time to time party thereto (such parties, the “Guarantors”), (the Company, together with the Guarantors, as pledgors, assignors and debtors and together with any successors, the “Pledgors,” and each, a “Pledgor”), in favor of Wilmington Savings Fund Society, FSB, in its capacity as noteholder collateral agent pursuant to the Indenture, as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Noteholder Collateral Agent”). The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Collateral and shall secure all Notes Obligations.

[ ]

By:
Name:
Title:

AGREED TO AND ACCEPTED:
WILMINGTON SAVINGS FUND SOCIETY, FSB, as Noteholder Collateral Agent

By:
Name:
Title:

Pledge Amendment	Page 1 of 2

PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES

ISSUER	PRINCIPAL AMOUNT	DATE OF ISSUANCE	INTEREST RATE	MATURITY DATE

Pledge Amendment	Page 2 of 2

EXHIBIT 3

[FORM OF]

JOINDER AGREEMENT

[Name of New Pledgor]

[Address of New Pledgor]

[Date]

Wilmington Savings Fund Society, FSB,

as Noteholder Collateral Agent

500 Delaware Avenue

Wilmington, Delaware 19801

Attention: Corporate Trust

Ladies and Gentlemen:

Reference is made to that certain Security Agreement, dated as of July 27, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), made by SAExploration Holdings, Inc., a Delaware corporation (the “Company”), and the subsidiaries of the Company from time to time party thereto (such parties, together with the Company, the “Guarantors”) (the Company, together with the Guarantors, as pledgors, assignors and debtors, and together with any successors, the “Pledgors,” and each, a “Pledgor”), in favor of Wilmington Savings Fund Society, FSB, in its capacity as noteholder collateral agent pursuant to the Indenture, as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Noteholder Collateral Agent”).

This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [                ] (the “New Pledgor”), pursuant to Section 3.5 of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Noteholder Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Notes Obligations, a Lien on and security interest in, all of

Joinder Agreement	Page 1 of 3

its right, title and interest in, to and under the Collateral and expressly assumes all obligations and liabilities of a Guarantor under the Indenture and a Pledgor under the Security Agreement, subject to the terms of the Intercreditor Agreement. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to (i) the Pledgors contained in the Security Agreement and the other Notes Documents and (ii) the Guarantors under the Indenture and the other Notes Documents.

Annexed hereto are (i) a supplement to the Perfection Certificate and (ii) supplements to each of the Schedules to the Security Agreement with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Indenture, as applicable.

This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CHOICE OF LAW THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.

[Signature Page Follows]

Joinder Agreement	Page 2 of 3

IN WITNESS WHEREOF, the New Pledgor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW PLEDGOR]

By:
Name:
Title:

AGREED TO AND ACCEPTED:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Noteholder Collateral Agent

By:
Name:
Title:

[Schedules to be attached]

Joinder Agreement	Page 3 of 3

EXHIBIT 4

[FORM OF]

SECURITIES ACCOUNT CONTROL AGREEMENT

This SECURITIES ACCOUNT CONTROL AGREEMENT (this “Control Agreement”), dated as of [                ] by and among [            ], a [            ] (the “Pledgor”), Wells Fargo Bank, National Association (the “ABL Agent”), Delaware Trust Company (the “Term Agent”), Wilmington Savings Fund Society, FSB, as noteholder collateral agent under the Indenture, dated as of July 2, 2014 (the “Existing Noteholder Collateral Agent”), Wilmington Savings Fund Society, FSB, as noteholder collateral agent under the Indenture, dated as of July 27, 2016 (the “Additional Noteholder Collateral Agent”; together with the ABL Agent, the Term Agent and the Existing Noteholder Collateral Agent, the “Agents” and each individually, an “Agent”), and [                ] in its capacity as a “securities intermediary” (as defined in Section 8-102 of the UCC) (the “Financial Institution”), is delivered pursuant to the Loan Documents, as defined in that certain Amended and Restated Intercreditor Agreement, dated as of June 29, 2016, by and among SAExploration, Inc., SAExploration Sub, Inc., SAExploration Seismic Services (US), LLC, NES, LLC, Wells Fargo Bank, National Association, as lender and collateral agent, Wilmington Savings Fund Society, FSB (successor to U.S. Bank National Association), as trustee and collateral agent for the Indenture Secured Parties (as defined therein), Delaware Trust Company, as administrative agent and collateral agent, and, upon its execution of the Additional Indebtedness Joinder and Designation, dated as of July 27, 2016, Wilmington Savings Fund Society, FSB, as trustee and collateral agent for the Additional Indenture Secured Parties (as defined therein), as the same may be amended, amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof (the “Intercreditor Agreement”).

This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties (as defined in the Intercreditor Agreement), in each case granted by the Pledgor in the Designated Accounts (as defined below). Pursuant to the Intercreditor Agreement, the Pledgor has granted (i) to the ABL Agent a first priority security interest in the Designated Accounts, (ii) to the Term Agent a second priority security interest in the Designated Accounts, (iii) to the Additional Noteholder Collateral Agent a third priority security interest in the Designated Accounts, and (iv) to the Existing Noteholder Collateral Agent a fourth priority security interest in the Designated Accounts. Pursuant to the Intercreditor Agreement the ABL Agent has agreed to act as gratuitous bailee for and representative (as defined in Section 1-201(35) of the UCC (as defined below)) of the Agents for purposes of perfecting the security interest of the Agents for the benefit of the Secured Parties.

Securities Account Control Agreement	Page 1

As used in this Control Agreement, “Controlling Party” shall mean the applicable Senior Representative, as defined in the Intercreditor Agreement; provided that at such time as such Senior Representative has provided the Financial Institution with a written notice that such Senior Representative has ceased to be the “Controlling Party” hereunder (such notice being the “Controlling Party Notice”), which notice such Senior Representative shall provide to the Financial Institution as soon as practicable following the applicable “Senior Obligations Payment Date” as defined in the Intercreditor Agreement, “Controlling Party” shall mean the next applicable Senior Representative. The Financial Institution shall rely exclusively on a Controlling Party Notice as to the determination whether the ABL Agent, the Term Agent, the Additional Noteholder Collateral Agent or the Existing Noteholder Collateral Agent is the Controlling Party hereunder and shall be under no obligation to make any independent investigation thereof. In order to perfect the security interest of any Agent at any time that such Agent is not the Controlling Party, the parties hereto agree that the Financial Institution shall comply with instructions given by any Agent in accordance with this Control Agreement directing the disposition of checks from time to time in the Account or as to any other matters relating to each Designated Account without further consent by the Pledgor if and only if such written instructions are consented to in writing by the Controlling Party.

All references herein to the “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York. As used herein, “Event of Default” means the occurrence of an “Event of Default” under and as defined in the applicable Senior Documents, as defined in the Intercreditor Agreement.

1. Confirmation of Establishment and Maintenance of Designated Account. The Financial Institution hereby confirms that (i) the Financial Institution has established for the Pledgor and maintains the account(s) listed on Schedule 1 hereto (such account(s), together with each such other account maintained by the Pledgor with the Financial Institution collectively, the “Designated Accounts” and each a “Designated Account”), and (ii) each Designated Account is a “securities account” as such term is defined in Article 8 of the UCC.

2. Control. The Controlling Party shall at all times have “control” (as defined in Section 8-106 of the UCC) of any Designated Account; provided that unless and until delivery by the Controlling Party of Notice of Sole Control pursuant to Section 7(i) hereof to the Financial Institution, the Pledgor shall have the right from time to time to write checks against and make withdrawals from and transfers of amounts in the Designated Accounts. From and after delivery by the Controlling Party of Notice of Sole Control pursuant to Section 7(i) hereof to the Financial Institution until such time as the Controlling Party delivers written notice to the Financial Institution rescinding such Notice of Sole Control (such period, the “Activation Period”), the Financial Institution shall comply solely with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) and instructions originated by the

Securities Account Control Agreement	Page 2

Controlling Party without further consent of the Pledgor or any person or entity acting or purporting to act for the Pledgor being required, including, without limitation, directing disposition of the financial assets in each Designated Account. Prior to and after the end of any Activation Period, the Financial Institution shall be entitled to honor the Pledgor’s instructions and directions with respect to any transfer or withdrawal of financial assets from the Designated Accounts.

3. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account, the Financial Institution hereby agrees that such security interest shall be subordinate to that of the Controlling Party. The financial assets credited to any Designated Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person or entity other than the Secured Parties (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

4. Choice of Law. Both this Control Agreement and the Designated Account(s) shall be governed by the law of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “security intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC) and the Designated Account(s) shall be governed by the law of the State of New York.

5. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Financial Institution and the Pledgor with respect to any Designated Account or any financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Financial Institution and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Controlling Party shall have received prior written notice thereof. The Financial Institution and the Pledgor will not enter into any other agreement with respect to “control” of the Designated Accounts without the prior written consent of the Agents, each acting in its sole discretion. In the event of any conflict with respect to “control” over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

6. Notice of Adverse Claims. Except for the claims and interest of the Secured Parties and of the Pledgor in the Designated Account(s), the Financial Institution on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any financial assets credited thereto and does not know of any claim that any person or entity other than the Controlling Party has been given “control” of any Designated Account or any such financial assets. If any person or entity

Securities Account Control Agreement	Page 3

asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of “control”) against any financial assets credited to any Designated Account, the Financial Institution will promptly notify the Controlling Party and the Pledgor thereof.

7. Maintenance of Designated Accounts. In addition to, and not in lieu of, the obligation of the Financial Institution agreed in Section 2 hereof, the Financial Institution agrees to maintain the Designated Accounts as follows:

(i) Notice of Sole Control. Upon the occurrence and during the continuation of an Event of Default, the Controlling Party may deliver to the Financial Institution a notice of sole control in substantially the form set forth in Exhibit A hereto (the “Notice of Sole Control”) with respect to any Designated Account. If at any time the Controlling Party delivers a Notice of Sole Control to the Financial Institution, the Financial Institution agrees that, after receipt of such notice, it will take all entitlement orders and other instruction with respect to such Designated Account solely from the Controlling Party. Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control, the Financial Institution shall follow all instructions given by the Controlling Party, including, without limitation, instructions for distribution or transfer of any financial assets in any Designated Account to be made to the Controlling Party. No later than five Business Days after such Event of Default shall have ceased to exist in accordance with the terms of the applicable Loan Document, the Controlling Party shall deliver written notice to the Financial Institution rescinding any applicable Notice of Sole Control.

(ii) Statements and Confirmations. The Financial Institution will promptly send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account to the Pledgor and each of the Agents at the address set forth in Section 11 hereof. The Financial Institution will promptly provide to the Controlling Party and to the Pledgor, upon the Controlling Party’s request therefor from time to time and, in any event as of the last Business Day of each calendar month, a statement of the cash balance and financial assets in each Designated Account.

8. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

(i) The Designated Accounts have been established as set forth in Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement. The Financial Institution shall not change the name or account number of any Designated Account without the prior written consent of the Agents.

Securities Account Control Agreement	Page 4

(ii) The Financial Institution is a “securities intermediary,” as such term is defined in the UCC.

(iii) All property credited to any Designated Account will be treated as “financial assets,” as such term is defined in the UCC.

(iv) This Control Agreement is the valid and legally binding obligation of the Financial Institution, enforceable against the Financial Institution in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(v) The Financial Institution has not entered into any agreement with any person or entity pursuant to which it has agreed to comply with any entitlement orders or instructions with respect to any Designated Account other than the Controlling Party. Until the termination of this Control Agreement, the Financial Institution will not, without the written approval of the Controlling Party, enter into any agreement with any person or entity pursuant to which it agrees to comply with any orders or instructions of such Person with respect to any Designated Account.

(vi) The Financial Institution has not entered into any other agreement with the Pledgor or the Controlling Party purporting to limit or condition the obligation of the Financial Institution to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof.

9. Indemnification of Financial Institution. The Pledgor and the Controlling Party hereby agree that (i) the Financial Institution is released from any and all liabilities to the Pledgor and the Controlling Party arising from the terms of this Control Agreement and the Financial Institution’s compliance with the terms of this Control Agreement, except to the extent that such liabilities arise from the Financial Institution’s gross negligence or willful misconduct, and (ii) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Control Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, claims, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Control Agreement.

Securities Account Control Agreement	Page 5

10. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assignees.

11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile transmission or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

(i)     if to the Pledgor, at:

[                                         ]

[                                         ]

[                                         ]

Attention:

Facsimile:

Telephone:

(ii)     if to the Financial Institution, at:

Financial Institution:

[                                         ]

[                                         ]

[                                         ]

Attention:

Facsimile:

Telephone:

(iii)     if to the ABL Agent, at:

[                                         ]

[                                         ]

[                                         ]

Attention:

Facsimile:

Telephone:

Securities Account Control Agreement	Page 6

(iv)     if to the Term Agent, at:

[                                         ]

[                                         ]

[                                         ]

Attention:

Facsimile:

Telephone:

(v)     if to the Existing Noteholder Collateral Agent or the Additional Noteholder Collateral Agent, at:

Wilmington Savings Fund Society, FSB

500 Delaware Avenue

Wilmington, Delaware 19801

Attention: Corporate Trust

Reference: SAExploration Holdings, Inc.

Facsimile: 302-421-9137

Telephone: 302-573-3218

Any party may change its address for notices in the manner set forth above.

12. Termination. The rights and powers granted herein to the Controlling Party have been granted in order to perfect the security interests of the Secured Parties in the Designated Accounts and are powers coupled with an interest that will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Financial Institution hereunder shall continue in effect until (a) the termination of the security interests of the Secured Parties with respect to the Designated Account(s) and all of the Agents have notified the Financial Institution of such termination in writing or (b) all of the Agents have notified the Financial Institution of a termination in writing.

13. Severability. If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

14. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Control Agreement by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Control Agreement.

[Signature Page Follows]

Securities Account Control Agreement	Page 7

IN WITNESS WHEREOF, the parties hereto have caused this Control Agreement to be duly executed by their respective authorized signatories as of the day and year first above written.

[ ][1]

By:
Name:
Title:

[ ] as ABL Agent

By:
Name:
Title:

[ ] as Term Agent

By:
Name:
Title:

1.	Insert applicable Pledgor.

Securities Account Control Agreement	Page 8

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Existing Noteholder Collateral Agent

By:
Name:	Geoffrey Lewis
Title:	Vice President

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Additional Noteholder Collateral Agent

By:
Name:	Geoffrey Lewis
Title:	Vice President

[ ], as Securities Intermediary

By:
Name:
Title:

Securities Account Control Agreement	Page 9

SCHEDULE 1

DESIGNATED ACCOUNT(S)

Securities Account Control Agreement	Page 10

EXHIBIT A

[LETTERHEAD OF CONTROLLING PARTY]

[Date]

[Financial Institution]

[Address]

Attention:

RE: NOTICE OF SOLE CONTROL

Ladies and Gentlemen:

As referenced in Section 7(i) of the Securities Account Control Agreement dated as of [                    ], among [applicable Pledgor]2, us and you (the “Control Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement) (a copy of which is attached), we hereby give you notice of our sole control over the Designated Account(s), account number(s):             (the “Specified Designated Accounts”). You are hereby instructed not to accept any entitlement orders or any other order, direction or instructions with respect to the Specified Designated Accounts or any financial assets credited thereto from any person or entity other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [applicable Pledgor].

Very truly yours,

[ ], as Controlling Party

By:
Name:
Title:

cc:	[applicable Pledgor]

[2].	Insert applicable Pledgor.

Exhibit A to Securities Account Control Agreement

EXHIBIT 5

[FORM OF]

DEPOSIT ACCOUNT CONTROL AGREEMENT

This DEPOSIT ACCOUNT CONTROL AGREEMENT (this “Control Agreement”), dated as of [                    ]by and among [                    ], a [                    ] (the “Pledgor”), [                    ] (the “ABL Agent”), Wells Fargo Bank, National Association (the “ABL Agent”), Delaware Trust Company (the “Term Agent”), Wilmington Savings Fund Society, FSB, as noteholder collateral agent under the Indenture, dated as of July 2, 2014 (the “Existing Noteholder Collateral Agent”), Wilmington Savings Fund Society, FSB, as noteholder collateral agent under the Indenture, dated as of July 27, 2016 (the “Additional Noteholder Collateral Agent”; together with the ABL Agent, the Term Agent and the Existing Noteholder Collateral Agent, the “Agents” and each individually, an “Agent”), and [                    ] in its capacity as a “securities intermediary” (as defined in Section 8-102 of the UCC) (the “Financial Institution”), is delivered pursuant to the Loan Documents, as defined in that certain Amended and Restated Intercreditor Agreement, dated as of June 29, 2016, by and among SAExploration, Inc., SAExploration Sub, Inc., SAExploration Seismic Services (US), LLC, NES, LLC, Wells Fargo Bank, National Association, as lender and collateral agent, Wilmington Savings Fund Society, FSB (successor to U.S. Bank National Association), as trustee and collateral agent for the Indenture Secured Parties (as defined therein), Delaware Trust Company, as administrative agent and collateral agent, and, upon its execution of the Additional Indebtedness Joinder and Designation, dated as of July 27, 2016, Wilmington Savings Fund Society, FSB, as trustee and collateral agent for the Additional Indenture Secured Parties (as defined therein), amended, amended, supplemented or otherwise modified from time to time in accordance with the provisions thereof (the “Intercreditor Agreement”).

This Control Agreement is for the purpose of perfecting the security interests of the Secured Parties (as defined in the Intercreditor Agreement), in each case granted by the Pledgor in the Designated Accounts (as defined below). Pursuant to the Intercreditor Agreement Security Agreement, the Pledgor has granted to (i) the ABL Agent a first priority security interest in the Designated Accounts, (ii) to the Term Agent a second priority security interest in the Designated Accounts, (iii) to the Additional Noteholder Collateral Agent a third priority security interest in the Designated Accounts, and (iv) to the Existing Noteholder Collateral Agent a fourth priority security interest in the Designated Accounts. Pursuant to the Intercreditor Agreement, the ABL Agent has agreed to act as gratuitous bailee for and representative (as defined in Section 1-201(35) of the UCC (as defined below)) of the Agents for purposes of perfecting the security interest of the Agents for the benefit of the Secured Parties.

Deposit Account Control Agreement	Page 1

As used in this Control Agreement, “Controlling Party” shall mean the applicable Senior Representative, as defined in the Intercreditor Agreement; provided that at such time as such Senior Representative has provided the Financial Institution with a written notice that such Senior Representative has ceased to be the “Controlling Party” hereunder (such notice being the “Controlling Party Notice”), which notice such Senior Representative shall provide to the Financial Institution as soon as practicable following the applicable “Senior Obligations Payment Date” as defined in the Intercreditor Agreement, “Controlling Party” shall mean the next applicable Senior Representative. The Financial Institution shall rely exclusively on a Controlling Party Notice as to the determination whether the ABL Agent, the Term Agent, the Additional Noteholder Collateral Agent or the Existing Noteholder Collateral Agent is the Controlling Party hereunder and shall be under no obligation to make any independent investigation thereof. In order to perfect the security interest of any Agent at any time that the such Agent is not the Controlling Party, the parties hereto agree that the Financial Institution shall comply with instructions given by any Agent in accordance with this Control Agreement directing the disposition of checks from time to time in the Account or as to any other matters relating to each Designated Account without further consent by the Pledgor if and only if such written instructions are consented to in writing by the Controlling Party.

All references herein to the “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York. As used herein, “Event of Default” means the occurrence of an “Event of Default” under and as defined in the applicable Senior Documents, as defined in the Intercreditor Agreement.

1. Confirmation of Establishment and Maintenance of Designated Account. The Financial Institution hereby confirms that (i) the Financial Institution has established for the Pledgor and maintains the deposit account(s) listed on Schedule 1 hereto (such deposit account(s), together with each such other deposit account maintained by the Pledgor with the Financial Institution collectively, the “Designated Accounts” and each a “Designated Account”), and (ii) each Designated Account is a “deposit account” as such term is defined in Article 9 of the UCC.

2. Control. The Controlling Party shall at all times have “control” (as defined in Section 9-104 of the UCC) of any Designated Account; provided that unless and until delivery by the Controlling Party of Notice of Sole Control pursuant to Section 7(i) hereof to the Financial Institution, the Pledgor shall have the right from time to time to write checks against and make withdrawals from and transfers of amounts in the Designated Accounts. From and after delivery by the Controlling Party of Notice of Sole Control pursuant to Section 7(i) hereof to the Financial Institution until such time as the Controlling Party delivers written notice to the Financial Institution rescinding such Notice of Sole Control (such period, the “Activation Period”), the Financial Institution shall comply solely with instructions originated by the Controlling Party without further consent of the Pledgor or any person or

Deposit Account Control Agreement	Page 2

entity acting or purporting to act for the Pledgor being required, including without limitation, directing disposition of the funds in each Designated Account. Prior to and after the end of any Activation Period, the Financial Institution shall be entitled to honor the Pledgor’s instructions and directions with respect to any transfer or withdrawal of funds from the Designated Accounts.

3. Subordination of Lien; Waiver of Set-Off. In the event that the Financial Institution has or subsequently obtains by agreement, operation of law or otherwise a security interest in any Designated Account, the Financial Institution hereby agrees that such security interest shall be subordinate to that of the Controlling Party. The funds deposited into any Designated Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person or entity other than the Secured Parties (except that the Financial Institution may set off (i) all amounts due to the Financial Institution in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

4. Choice of Law. Both this Control Agreement and the Designated Account(s) shall be governed by the law of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) and the Designated Account(s) shall be governed by the law of the State of New York.

5. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Financial Institution and the Pledgor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Financial Institution and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Controlling Party shall have received prior written notice thereof. The Financial Institution and the Pledgor will not enter into any other agreement with respect to “control” of the Designated Accounts without the prior written consent of the Agents, each acting in its sole discretion. In the event of any conflict with respect to “control” over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

6. Notice of Adverse Claims. Except for the claims and interest of the Secured Parties and of the Pledgor in the Designated Account(s), the Financial Institution on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any funds credited thereto and does not know of any claim that any person or entity other than the Controlling Party has been given “control” of any Designated Account or any such funds. If any person or entity asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process and any claim of “control”) against any funds in any Designated Account, the Financial Institution will promptly notify the Controlling Party and the Pledgor thereof.

Deposit Account Control Agreement	Page 3

7. Maintenance of Designated Accounts. In addition to, and not in lieu of, the obligation of the Financial Institution agreed in Section 2 hereof, the Financial Institution agrees to maintain the Designated Accounts as follows:

(i) Notice of Sole Control. Upon the occurrence and during the continuation of an Event of Default, the Controlling Party may deliver to the Financial Institution a notice of sole control in substantially the form set forth in Exhibit A hereto (the “Notice of Sole Control”) with respect to any Designated Account. If at any time the Controlling Party delivers a Notice of Sole Control to the Financial Institution, the Financial Institution agrees that, after receipt of such notice, it will take all instruction with respect to such Designated Account solely from the Controlling Party. Without limiting the generality of the first sentence of this paragraph, upon receipt of a Notice of Sole Control, the Financial Institution shall follow all instructions given by the Controlling Party, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account to be made to the Controlling Party. No later than five Business Days after such Event of Default shall have ceased to exist in accordance with the terms of the applicable Loan Document, as the case may be, the Controlling Party shall deliver written notice to the Financial Institution rescinding the applicable Notice of Sole Control.

(ii) Statements and Confirmations. The Financial Institution will promptly send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account to the Pledgor and each of the Agents at the address set forth in Section 11 hereof. The Financial Institution will promptly provide to the Controlling Party and to the Pledgor, upon the Controlling Party’s request therefore from time to time and, in any event as of the last Business Day of each calendar month, a statement of the cash balance in each Designated Account.

8. Representations, Warranties and Covenants of the Financial Institution. The Financial Institution hereby makes the following representations, warranties and covenants:

(i) The Designated Accounts have been established as set forth in Section 1 hereof and each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement. The Financial Institution shall not change the name or account number of any Designated Account without the prior written consent of the Agents.

Deposit Account Control Agreement	Page 4

(ii) The Financial Institution is a “bank,” as such term is defined in the UCC.

(iii) This Control Agreement is the valid and legally binding obligation of the Financial Institution, enforceable against the Financial Institution in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(iv) The Financial Institution has not entered into any agreement with any person or entity pursuant to which it has agreed to comply with any orders or instructions with respect to any Designated Account other than the Controlling Party. Until the termination of this Control Agreement, the Financial Institution will not, without the written approval of the Controlling Party, enter into any agreement with any person or entity pursuant to which it agrees to comply with any orders or instructions of such person or entity with respect to any Designated Account.

(v) The Financial Institution has not entered into any other agreement with the Pledgor or the Controlling Party purporting to limit or condition the obligation of the Financial Institution to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof.

9. Indemnification of Financial Institution. The Pledgor and the Controlling Party hereby agree that (a) the Financial Institution is released from any and all liabilities to the Pledgor and the Controlling Party arising from the terms of this Control Agreement and the Financial Institution’s compliance with the terms of this Control Agreement, except to the extent that such liabilities arise from the Financial Institution’s gross negligence or willful misconduct, and (b) the Pledgor, its successors and assigns shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Control Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, claims, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Control Agreement.

10. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assignees.

11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by facsimile transmission or other electronic means and electronic confirmation of error free receipt is received or two days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Deposit Account Control Agreement	Page 5

(i)     if to the Pledgor, at:

[                                         ]

[                                         ]

[                                         ]

Attention:

Facsimile:

Telephone:

(ii)     if to the Financial Institution, at:

Financial Institution:

[                                         ]

[                                         ]

[                                         ]

Attention:

Facsimile:

Telephone:

(iii)     if to the ABL Agent, at:

[                                         ]

[                                         ]

[                                         ]

Attention:

Facsimile:

Telephone:

(iv)     if to the Term Agent, at:

[                                         ]

[                                         ]

[                                         ]

Attention:

Facsimile:

Telephone:

Deposit Account Control Agreement	Page 6

(v)     if to the Existing Noteholder Collateral Agent or the Additional Noteholder Collateral Agent, at:

Wilmington Savings Fund Society, FSB

500 Delaware Avenue

Wilmington, Delaware 19801

Attention: Corporate Trust

Reference: SAExploration Holdings, Inc.

Facsimile: 302-421-9137

Telephone: 302-573-3218

Any party may change its address for notices in the manner set forth above.

12. Termination. The rights and powers granted herein to the Controlling Party have been granted in order to perfect the security interests of the Secured Parties in the Designated Accounts and are powers coupled with an interest that will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Financial Institution hereunder shall continue in effect until (a) the termination of the security interests of the Secured Parties with respect to the Designated Account(s) and all of the Agents have notified the Financial Institution of such termination in writing or (b) all of the Agents have notified the Financial Institution of a termination in writing.

13. Severability. If any term or provision set forth in this Control Agreement shall be invalid or unenforceable, the remainder of this Control Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

14. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts. Delivery of an executed counterpart of this Control Agreement by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Control Agreement.

[Signature Page Follows]

Deposit Account Control Agreement	Page 7

IN WITNESS WHEREOF, the parties hereto have caused this Control Agreement to be duly executed by their respective authorized signatories as of the day and year first above written.

[ ]

By:
Name:
Title:

[ ] as ABL Agent

By:
Name:
Title:

[ ] as Term Agent

By:
Name:
Title:

Deposit Account Control Agreement	Page 8

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Additional Noteholder Collateral Agent

By:
Name:
Title:

WILMINGTON SAVINGS FUND SOCIETY, FSB,
as Existing Noteholder Collateral Agent

By:
Name:
Title:

[ ], as Financial Institution

By:
Name:
Title:

Deposit Account Control Agreement	Page 9

SCHEDULE 1

DESIGNATED ACCOUNT(S)

Schedule 1 to Deposit Account Control Agreement

EXHIBIT A

[LETTERHEAD OF CONTROLLING PARTY]

[Date]

[Financial Institution]

[Address]

Attention:

RE: NOTICE OF SOLE CONTROL

Ladies and Gentlemen:

As referenced in Section 7(i) of the Deposit Account Control Agreement dated as of [            ], among [applicable Pledgor]3, us and you (the “Control Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Control Agreement) (a copy of which is attached), we hereby give you notice of our sole control over the Designated Account(s), account number(s):                                 (the “Specified Designated Accounts”). You are hereby instructed not to accept any direction or instructions with respect to the Specified Designated Accounts or any funds credited thereto from any person or entity other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [applicable Pledgor].

Very truly yours,

[ ], as Controlling Party

By:
Name:
Title:

cc:	[applicable Pledgor]

[3].	Insert applicable Pledgor.

Exhibit A to Deposit Account Control Agreement

EXHIBIT 6

[FORM OF]

COPYRIGHT SECURITY AGREEMENT

This Copyright Security Agreement (this “Copyright Security Agreement”), dated as of [                    ], by SAExploration Holdings, Inc., a Delaware corporation (the “Company”), and each Guarantor listed on Schedule 1 hereto (collectively with the Company, the “Pledgors”), in favor of Wilmington Savings Fund Society, FSB, in its capacity as noteholder collateral agent pursuant to the Indenture, dated as of the date hereof (in such capacity, the “Noteholder Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Noteholder Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Noteholder Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Noteholder Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Copyright Collateral. Each Pledgor hereby pledges and grants to the Noteholder Collateral Agent, for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following Collateral of such Pledgor (collectively, the “Copyright Collateral”):

(a) the Copyrights of such Pledgor listed on Schedule 21 hereto;

(b) all Proceeds of any and all of the foregoing; and

(c) all causes of action arising prior to or after the date hereof for infringement of any of the Copyrights.

1.	List the Copyrights that are Registered as identified in the Perfection Certificate related to the Pledgors.

Copyright Security Agreement	Page 1 of 3

SECTION 3. Security Agreement. The lien and security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Noteholder Collateral Agent pursuant to the Security Agreement, and Pledgors hereby acknowledge and affirm that the rights and remedies of the Noteholder Collateral Agent with respect to the lien on and security interest in the Copyright Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to be inconsistent with or in conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Noteholder Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the release of the security interests granted to the Noteholder Collateral Agent pursuant to Section 11.4 of the Security Agreement, upon written request of the Company, the Noteholder Collateral Agent shall, at the sole cost and expense of the Company, execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

SECTION 5. Recordation. Each Pledgor authorizes and requests that the Register of Copyrights and any other applicable government officer record this Copyright Security Agreement.

SECTION 6. Execution in Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

Copyright Security Agreement	Page 2 of 3

SECTION 8. Intercreditor Agreement. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, AT ANY TIME THAT THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE SECURITY AGREEMENT) SHALL BE IN FULL FORCE AND EFFECT, THE LIEN AND SECURITY INTEREST GRANTED TO THE NOTEHOLDER COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE NOTEHOLDER COLLATERAL AGENT HEREUNDER SHALL BE SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT, AND IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

[SIGNATURE PAGE FOLLOWS]

Copyright Security Agreement	Page 3 of 3

IN WITNESS WHEREOF, each Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

SAEXPLORATION HOLDINGS, INC.

By:
Name:
Title:

[ ][2]

By:
Name:
Title:

Accepted and Agreed:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Noteholder Collateral Agent

By:
Name: Geoffrey Lewis
Title: Vice President

2.	Insert applicable Pledgor.

Copyright Security Agreement	Page 4 of 3

SCHEDULE 1

TO

COPYRIGHT SECURITY AGREEMENT

PLEDGORS

NAME	ADDRESS

Schedule 1 to Copyright Security Agreement

SCHEDULE 2

TO

COPYRIGHT SECURITY AGREEMENT

COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS

Copyright Registrations:

PLEDGOR OWNER	TITLE OF WORK	COUNTRY	TITLE	REG. NO.	APPLICATION NO.	FILING DATE	ISSUE DATE

Copyright Applications:

PLEDGOR OWNER	TITLE OF WORK	COUNTRY	TITLE	APPLICATION NO.	FILING DATE

Schedule 2 to Copyright Security Agreement

EXHIBIT 7

[FORM OF]

PATENT SECURITY AGREEMENT

This Patent Security Agreement (this “Patent Security Agreement”), dated as of [                    ],by SAExploration Holdings, Inc., a Delaware corporation (the “Company”), and each Guarantor listed on Schedule 1 hereto (collectively, the “Pledgors”), in favor of Wilmington Savings Fund Society, FSB, in its capacity as noteholder collateral agent pursuant to the Indenture, dated as of the date hereof (in such capacity, the “Noteholder Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Noteholder Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Noteholder Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Noteholder Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Patent Collateral. Each Pledgor hereby pledges and grants to the Noteholder Collateral Agent, for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following Collateral of such Pledgor (collectively, the “Patent Collateral”):

(a) the Patents of such Pledgor listed on Schedule 21 hereto;

(b) all Proceeds of any and all of the foregoing; and

(c) all causes of action arising prior to or after the date hereof for infringement of any of the Patents.

[1]	List the Patents identified in the Perfection Certificate related to the Pledgors.

Patent Security Agreement	Page 1 of 3

SECTION 3. Security Agreement. The lien and security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Noteholder Collateral Agent pursuant to the Security Agreement, and Pledgors hereby acknowledge and affirm that the rights and remedies of the Noteholder Collateral Agent with respect to the lien on and security interest in the Patent Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to be inconsistent with or in conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Noteholder Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the release of the security interests granted to the Noteholder Collateral Agent pursuant to Section 11.4 of the Security Agreement, upon written request of the Company, the Noteholder Collateral Agent shall, at the sole cost and expense of the Company, execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

SECTION 5. Recordation. Each Pledgor authorizes and requests that the Commissioner of Patents and any other applicable government officer record this Patent Security Agreement.

SECTION 6. Execution in Counterparts. This Patent Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 8. Intercreditor Agreement. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, AT ANY TIME THAT THE INTERCREDITOR AGREEMENT (AS

Patent Security Agreement	Page 2 of 3

DEFINED IN THE SECURITY AGREEMENT) SHALL BE IN FULL FORCE AND EFFECT, THE LIEN AND SECURITY INTEREST GRANTED TO THE NOTEHOLDER COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE NOTEHOLDER COLLATERAL AGENT HEREUNDER SHALL BE SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT AND IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

[SIGNATURE PAGE FOLLOWS]

Patent Security Agreement	Page 3 of 3

IN WITNESS WHEREOF, each Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

SAEXPLORATION HOLDINGS, INC.

By:
Name:
Title:

[ ][2]

By:
Name:
Title:

Accepted and Agreed:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Noteholder Collateral Agent

By:
Name:
Title:

2.	Insert applicable Pledgors.

Patent Security Agreement	Page 4 of 3

SCHEDULE 1

TO

PATENT SECURITY AGREEMENT

PLEDGORS

NAME	ADDRESS

Schedule 1 to Patent Security Agreement

SCHEDULE 2

TO

PATENT SECURITY AGREEMENT

PATENTS AND PATENT APPLICATIONS

Patents:

PLEDGOR OWNER	TITLE	COUNTRY	PATENT NO.	APPLICATION NO.	FILING DATE	ISSUE DATE

Patent Applications:

PLEDGOR OWNER	TITLE	COUNTRY	APPLICATION NO.	FILING DATE

Schedule 2 to Patent Security Agreement

EXHIBIT 8

[FORM OF]

TRADEMARK SECURITY AGREEMENT

This Trademark Security Agreement (this “Trademark Security Agreement”), dated as of [                    ], 2016 ,by SAExploration Holdings, Inc., a Delaware corporation (the “Company”), and each Guarantor listed on Schedule 1 hereto (collectively, the “Pledgors”), in favor of Wilmington Savings Fund Society, FSB, in its capacity as noteholder collateral agent pursuant to the Indenture, dated as of the date hereof (in such capacity, the “Noteholder Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Pledgors are party to a Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Noteholder Collateral Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Noteholder Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, the Pledgors hereby agree with the Noteholder Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

SECTION 2. Grant of Security Interest in Trademark Collateral. Each Pledgor hereby pledges and grants to the Noteholder Collateral Agent, for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the following Collateral of such Pledgor (collectively, the “Trademark Collateral”):

(a) the Trademarks of such Pledgor listed on Schedule 21 hereto (provided that no security interest shall be granted in United States intent-to-use trademark or service mark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark or service mark applications under applicable federal law);

(b) all Goodwill associated with such Trademarks;

[1]	List the Trademarks that are Registered as identified in the Perfection Certificate related to the Pledgors.

Trademark Security Agreement	Page 1 of 4

(c) all Proceeds of any and all of the foregoing; and

(d) all causes of action arising prior to or after the date hereof for infringement of any of the Trademarks.

SECTION 3. Security Agreement. The lien and security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Noteholder Collateral Agent pursuant to the Security Agreement, and the Pledgors hereby acknowledge and affirm that the rights and remedies of the Noteholder Collateral Agent with respect to the lien on and security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to be inconsistent with or in conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Noteholder Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the release of the security interests granted to the Noteholder Collateral Agent pursuant to Section 11.4 of the Security Agreement, upon written request of the Company, the Noteholder Collateral Agent shall, at the sole cost and expense of the Company, execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

SECTION 5. Recordation. Each Pledgor authorizes and requests that the Commissioner of Trademarks and any other applicable government officer record this Trademark Security Agreement.

SECTION 6. Execution in Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

SECTION 7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, IN WHICH CASE THE LAWS OF SUCH

Trademark Security Agreement	Page 2 of 4

JURISDICTION SHALL GOVERN WITH RESPECT TO THE PERFECTION OF THE SECURITY INTEREST IN, OR THE REMEDIES WITH RESPECT TO, SUCH PARTICULAR COLLATERAL.

SECTION 8. Intercreditor Agreement. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, , AT ANY TIME THAT THE INTERCREDITOR AGREEMENT (AS DEFINED IN THE SECURITY AGREEMENT) SHALL BE IN FULL FORCE AND EFFECT, THE LIEN AND SECURITY INTEREST GRANTED TO THE NOTEHOLDER COLLATERAL AGENT PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE NOTEHOLDER COLLATERAL AGENT HEREUNDER SHALL BE SUBJECT TO THE TERMS OF THE INTERCREDITOR AGREEMENT AND IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE TERMS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.

[SIGNATURE PAGE FOLLOWS]

Trademark Security Agreement	Page 3 of 4

IN WITNESS WHEREOF, each Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

SAEXPLORATION HOLDINGS, INC.

By:
Name:
Title:

[ ][2]

By:
Name:
Title:

Accepted and Agreed:

WILMINGTON SAVINGS FUND SOCIETY, FSB, as Noteholder Collateral Agent

By:
Name:
Title:

2.	Insert applicable Pledgors.

Trademark Security Agreement	Page 4 of 4

SCHEDULE 1

TO

TRADEMARK SECURITY AGREEMENT

PLEDGORS

NAME	ADDRESS

Schedule 1 to Trademark Security Agreement

SCHEDULE 2

TO

TRADEMARK SECURITY AGREEMENT

TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

Trademark Registrations:

PLEDGOR OWNER	MARK	COUNTRY	REG. NO.	APPLICATION NO.	FILING DATE	ISSUE DATE

Trademark Applications:

PLEDGOR OWNER	MARK	COUNTRY	APPLICATION NO.	FILING DATE

Schedule 2 to Trademark Security Agreement

EXHIBIT 9

[FORM OF]

PERFECTION CERTIFICATE

[SEE ATTACHED.]

PERFECTION CERTIFICATE

JULY 27, 2016

Reference is hereby made to (i) that certain Security Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among SAExploration Holdings, Inc., a Delaware corporation (the “Issuer”), the Guarantors (as defined in the Indenture (as hereinafter defined)) from time to time party thereto, as pledgors, assignors and debtors, in favor of the Noteholder Collateral Agent (as hereinafter defined) and (ii) that certain Indenture, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, the Guarantors party thereto, Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”) and as noteholder collateral agent (in such capacity, the “Noteholder Collateral Agent”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture, and if not so defined in the Indenture, then such terms shall have the meanings given to them in the Security Agreement.

As used herein, the term “Company” means a “Pledgor,” as defined in the Security Agreement, and the term “Companies” means “Pledgors,” as defined in the Security Agreement.

The undersigned hereby certify to the Noteholder Collateral Agent and each of the Secured Parties as follows:

1. Names.

(a) The exact legal name of each Company, each direct Subsidiary of any thereof organized under the laws of a jurisdiction outside of the United States of America (a “First-Tier Foreign Subsidiary”), as such name appears in its respective certificate or deed of incorporation, certificate or articles of formation or any other Organizational Document, and the name of each branch of each Company located outside of the United States of America (a “Foreign Branch”), are set forth in Schedule 1(a) hereto. Each Company and First-Tier Foreign Subsidiary is (i) the type of entity disclosed next to its name in Schedule 1(a) hereto and (ii) a registered organization except to the extent disclosed in Schedule 1(a) hereto. Also set forth in Schedule 1(a) hereto is the organizational identification number, if any, of each Company, the Federal Taxpayer Identification Number of each Company and the jurisdiction of organization of each Company.

(b) Schedule 1(b) hereto sets forth any other corporate or organizational names each Company and First-Tier Foreign Subsidiary has had in the past five years, together with the date of any relevant change.

(c) Schedule 1(c) hereto sets forth a list of all other names (including trade names or similar appellations) used by each Company or First-Tier Foreign Subsidiary, or any other business or organization to which any Company or First-Tier Foreign Subsidiary became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time during the past five years and on the date hereof. Schedule 1(c) hereto also sets forth the information required by Section 1 hereto for any other business or organization to which each Company or First-Tier

Foreign Subsidiary became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time during the past five years and the date hereof. Except as set forth in Schedule 1(c) hereto, no Company or First-Tier Foreign Subsidiary has changed its jurisdiction of organization at any time during the past four months.

2. Current Locations.

(a) The chief executive office of each Company or Foreign Branch is located at the address set forth in Schedule 2(a) hereto.

(b) Schedule 2(b) hereto sets forth all locations where each Company maintains any books or records relating to any Collateral.

(c) Schedule 2(c) hereto sets forth all the other places of business of each Company or Foreign Branch (other than those listed in Schedule 2(d)).

(d) Schedule 2(d) hereto sets forth all locations where each Company or Foreign Branch maintains any inventory or equipment (whether or not in the possession of any Company or Foreign Branch), except for job sites where such Equipment may be used from time to time in the ordinary course of business.

(e) Schedule 2(e) hereto sets forth the locations of all persons or entities other than each Company or the Noteholder Collateral Agent which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment.

3. Litigation. Except as otherwise disclosed on Schedule 3 hereto, there are no pending actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes that would have a material adverse effect on the Collateral taken as a whole or the enforceability of any of the Security Documents or the attachment, perfection or priority of any of the Liens intended to be created thereby.

4. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 4 hereto, all of the Collateral has been originated by each Company in the ordinary course of business or consists of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.

5. File Search Reports. Attached as Schedule 5 is a list of searches from (i) the Uniform Commercial Code filing offices (x) in each U.S. jurisdiction identified on Schedule 1(a) (State) or Schedule 2(a) (County) with respect to each current legal name set forth on Schedule 1(a) and Schedule 1(b), and (y) in each jurisdiction described in Schedule 1(c) hereto or Schedule 4 hereto relating to any of the transactions described in Schedule 1(c) hereto or Schedule 4 hereto with respect to each legal name of the person or entity from which each Company purchased or otherwise acquired any of the Collateral and (ii) each filing officer in each real estate recording office identified on Schedule 8 hereto with respect to real estate on which Collateral consisting of fixtures is or is to be located.

6. UCC Filings. The financing statements (duly authorized by each Company constituting the debtor therein), including the indications of the collateral, attached as Schedule 6 hereto relating to the Security Agreement, are in the appropriate forms for filing in the filing offices in the jurisdictions identified in Schedule 7 hereto.

7. Schedule of Filings. Schedule 7 hereto sets forth (i) the appropriate filing offices for the financing statements attached hereto as Schedule 6 and (ii) the appropriate filing offices for the filings described in Schedule 14 hereto.

8. Real Property. Schedule 8 hereto sets forth all real property owned, leased or licensed by each Company or Foreign Branch.

9. Termination Statements. Attached hereto as Schedule 9(a) are the duly authorized termination statements in the appropriate form for filing in each applicable filing office with respect to each Lien described in Schedule 9(b).

10. No Change. The undersigned knows of no anticipated change in any of the circumstances or with respect to any of the matters contemplated in Sections 1 through 9 and Sections 11 through 17 of this Perfection Certificate except as set forth on Schedule 10 hereto.

11. Stock Ownership and Other Equity Interests. Schedule 11 hereto sets forth (i) all the issued and outstanding stock, partnership interests, limited liability company membership interests or other Equity Interests of each Company and, as to the Guarantors, the record and beneficial owners of such stock, partnership interests, membership interests or other Equity Interests, and (ii) each equity investment of each Company (including each equity investment that represents less than 50% of the equity of the entity in which such investment was made) except to the extent such equity investment is held in a Securities Account set forth on Schedule 16 hereto.

12. Instruments and Tangible Chattel Paper. Schedule 12 hereto sets forth (i) all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies, and (ii) in each case, the outstanding principal amount thereof.

13. Advances. Schedule 13 hereto sets forth (i) all advances made by any Company to any other Company as of the date hereof (other than those identified on Schedule 12), which advances on and after the date hereof are not evidenced by the Intercompany Subordinated Note pledged to the Noteholder Collateral Agent under the Security Agreement, and (ii) all unpaid intercompany transfers of goods sold and delivered by or to any Company as of the date hereof.

14. Intellectual Property.

(a) Patents. Schedule 14(a) hereto sets forth all of each Company’s Patents issued from, and patent applications pending in, the United States Patent and Trademark Office (“USPTO”); patent licenses recorded in the USPTO; all other Patents issued from, or patent applications pending in, all patent-granting authorities; all other patent licenses, recorded or unrecorded; and including, with respect to each of the foregoing Patents and patent applications, the name of the owner and the number of each such Patent or patent application. For purposes of this Section 14, the term “Patent” shall have the meaning ascribed thereto in the Security Agreement.

(b) Trademarks. Schedule 14(b) hereto sets forth all of each Company’s Trademarks registered with, and trademark applications pending in, the USPTO; trademark licenses recorded in the USPTO; all other Trademarks registered with, or trademark applications pending in, an authority other than the USPTO; all unregistered Trademarks; all other trademark licenses, recorded or unrecorded; and including, with respect to each of the foregoing registered Trademarks and trademark applications, the name of the owner and the number of each such registered Trademark or trademark application. For purposes of this Section 14(a), the term “Trademark” shall have the meaning ascribed thereto in the Security Agreement.

(c) Copyrights. Schedule 14(c) hereto sets forth all of each Company’s Copyrights registered with, and copyright applications pending in, the United States Copyright Office (“USCO”); copyright licenses recorded in the USCO; and all other registered Copyrights, pending copyright applications, and recorded or unrecorded copyright licenses, including, with respect to each registered Copyright and copyright application, the name of the owner and the number of each such registered Copyright or copyright application. For purposes of this Section 14(c), the term “Copyright” shall have the meaning ascribed thereto in the Security Agreement.

(d) Attached hereto as Schedule 14(d) hereto in proper form for filing with the United States Patent and Trademark Office and the United States Copyright Office are (together with the financing statements attached as Schedule 6 hereto) the filings necessary to preserve, protect and perfect the security interests in the Trademarks, trademark licenses, Patents, patent licenses, Copyrights and copyright licenses set forth on Schedules 14(a), (b) and (c) hereto, including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement, as applicable. For purposes of this Section 14(c), the terms “Patent Security Agreement,” “Trademark Security Agreement” and “Copyright Security Agreement” shall have the meanings ascribed thereto in the Security Agreement.

15. Commercial Tort Claims. Schedule 15 hereto sets forth all Commercial Tort Claims (as defined in the Security Agreement) held by each Company, including a description thereof.

16. Deposit Accounts, Securities Accounts and Commodity Accounts.

(a) Schedule 16(a) hereto sets forth all Deposit Accounts (as defined in the Security Agreement) maintained by each Company (including by each Foreign Branch thereof), including the name of each institution where each such account is held, the name of each such account, the name of each entity that holds each account, the current balance thereof and whether such account is an Excluded Account (as defined in the Security Agreement).

(b) Schedule 16(b) hereto sets forth all Securities Accounts and Commodity Accounts (each as defined in Article 9 of the UCC) maintained by each Company, including the name of each institution where each such account is held, the name of each such account, the name of each entity that holds each account and the current balance thereof.

17. Letter-of-Credit Rights. Schedule 17 hereto sets forth all letters of credit issued in favor of each Company, as beneficiary thereunder.

18. Government Regulation. Please disclose any federal, state, or local government entity or any department, agency or instrumentality thereof that regulates the Company or any of the subsidiaries/branches disclosed in Schedule 1(a).

(Remainder of Page Intentionally Left Blank.)

IN WITNESS WHEREOF, each of the undersigned executes this Perfection Certificate as of the date first above written.

SAEXPLORATION HOLDINGS, INC.

By:

Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel & Secretary

SAEXPLORATION SUB, INC.

By:

Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel & Secretary

SAEXPLORATION, INC.

By:

Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel & Secretary

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:

Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel & Secretary

NES, LLC

By:

Name:	Brent Whiteley
Title:	Chief Financial Officer, General Counsel & Secretary

Perfection Certificate

EXHIBIT 10

[FORM OF]

PERFECTION CERTIFICATE SUPPLEMENT

[See Attached.]

Perfection Certificate

PERFECTION CERTIFICATE SUPPLEMENT

[            ]

Reference is hereby made to (i) that certain Security Agreement, dated as of July 27, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), among SAExploration Holdings, Inc., a Delaware corporation (the “Issuer”), the Guarantors (as defined in the Indenture (as hereinafter defined)) from time to time party thereto, as pledgors, assignors and debtors, in favor of the Noteholder Collateral Agent (as hereinafter defined), (ii) that certain Indenture, dated as of July 27, 2016 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuer, the Guarantors party thereto, Wilmington Savings Fund Society, FSB, as trustee (in such capacity, the “Trustee”) and as noteholder collateral agent (in such capacity, the “Noteholder Collateral Agent”) and (iii) that certain Perfection Certificate, delivered on July 27, 2016 (as supplemented by any Perfection Certificate Supplements delivered prior to the date hereof, the “Prior Perfection Certificate”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture, and if not so defined in the Indenture, then such terms shall have the meanings given to them in the Security Agreement.

This Perfection Certificate Supplement is being delivered to the Noteholder Collateral Agent pursuant to Section 4.5(d) of the Security Agreement, concurrently with the delivery of annual reports pursuant to Section 4.18(a)(1) of the Indenture.

As used herein, the term “Company” means a “Pledgor,” as defined in the Security Agreement, and the term “Companies” means “Pledgors,” as defined in the Security Agreement.

The undersigned hereby certify to the Noteholder Collateral Agent and each of the Secured Parties as follows:

1. Names.

(a) Except as listed on Schedule 1(a) hereto, (i) Schedule 1(a) to the Prior Perfection Certificate sets forth the exact legal name of each Company and each direct Subsidiary of any thereof organized under the laws of a jurisdiction outside of the United States of America (a “First-Tier Foreign Subsidiary”), as such name appears in its respective certificate or deed of incorporation, certificate or articles of formation or any other Organizational Document and the name of each branch of each Company located outside of the United States of America (a “Foreign Branch”), are set forth in Schedule 1(a) hereto. Each Company and First-Tier Foreign Subsidiary is (i) the type of entity disclosed next to its name in Schedule 1(a) to the Prior Perfection Certificate and (ii) a registered organization except to the extent disclosed in Schedule 1(a) to the Prior Perfection Certificate; and Schedule 1(a) to the Prior Perfection Certificate sets forth the organizational identification number, if any, of each Company, the Federal Taxpayer Identification Number of each Company and the jurisdiction of organization of each Company.

(b) Except as listed on Schedule 1(b) hereto, Schedule 1(b) to the Prior Perfection Certificate sets forth any other corporate or organizational names each Company and First-Tier Foreign Subsidiary has had in the past five years, together with the date of any relevant change.

(c) Except as listed on Schedule 1(c) hereto, (i) Schedule 1(c) to the Prior Perfection Certificate sets forth a list of all other names (including trade names or similar appellations) used by each Company and First-Tier Foreign Subsidiary, or any other business or organization to which any Company or First-Tier Foreign Subsidiary became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time during the past five years and the date hereof and (ii) Schedule 1(c) to the Prior Perfection Certificate also sets forth the information required by Section 1 hereto for any other business or organization to which each Company or First-Tier Foreign Subsidiary became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, at any time during the past five years and the date hereof. Except as set forth in Schedule 1(c) hereto, no Company or First-Tier Foreign Subsidiary has changed its jurisdiction of organization at any time during the past four months.

2. Current Locations.

(a) Except as listed on Schedule 2(a) hereto, the chief executive office of each Company and Foreign Branch is located at the address set forth in Schedule 2(a) to the Prior Perfection Certificate.

(b) Except as listed on Schedule 2(b) hereto, Schedule 2(b) to the Prior Perfection Certificate sets forth all locations where each Company maintains any books or records relating to any Collateral.

(c) Except as listed on Schedule 2(c) hereto, Schedule 2(c) to the Prior Perfection Certificate sets forth all the other places of business of each Company or Foreign Branch.

(d) Except as listed on Schedule 2(d) hereto, Schedule 2(d) to the Prior Perfection Certificate sets forth all locations where each Company maintains any of the Collateral consisting of inventory or equipment (whether or not in the possession of any Company or Foreign Branch), except for project sites, or locations of such inventory or equipment while in transit to and from or being staged for delivery to project sites, where such inventory or equipment may be used from time to time in the ordinary course of business.

(e) Except as listed on Schedule 2(e) hereto, Schedule 2(e) to the Prior Perfection Certificate sets forth the locations of all persons or entities other than each Company or the Noteholder Collateral Agent which have possession or are intended to have possession of any of the Collateral consisting of instruments, chattel paper, inventory or equipment.

3. Litigation. Except as listed on Schedule 3 hereto, Schedule 3 to the Prior Perfection Certificate sets forth all pending actions, investigations, suits, proceedings, audits, claims, demands, orders or disputes that would have a material adverse effect on the Collateral taken as a whole or the enforceability of any of the Security Documents or the attachment, perfection or priority of any of the Liens intended to be created thereby.

4. Extraordinary Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 4 hereto, Schedule 4 to the Prior Perfection Certificate sets forth all of the exceptions to the Collateral having been originated by each Company in the ordinary course of business or consisting of goods which have been acquired by such Company in the ordinary course of business from a person in the business of selling goods of that kind.

5. File Search Reports. Attached as Schedule 5 hereto is a list of searches from (i) the Uniform Commercial Code filing offices (x) in each U.S. jurisdiction identified on Schedule 1(a) hereto (State) or Schedule 2(a) hereto (County) with respect to each current legal name set forth on Schedule 1(a) hereto and Schedule 1(b) hereto, and (y) in each jurisdiction described in Schedule 1(c) hereto or Schedule 4 hereto relating to any of the transactions described in Schedule 1(c) hereto or Schedule 4 hereto with respect to each legal name of the person or entity from which each Company purchased or otherwise acquired any of the Collateral and (ii) each filing officer in each real estate recording office identified on Schedule 8 hereto with respect to real estate on which Collateral consisting of fixtures is or is to be located.

6. UCC Filings. All UCC financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a sufficient description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction in the United States and otherwise to the extent required by Section 3.7 of the Security Agreement necessary to protect and perfect the security interests and Liens under the Security Documents for a period of not less than 18 months after the date hereof (except with respect to continuation statements to be filed within such period with respect to the financing statements noted on Schedule 6 hereto) (the foregoing filings, recordings and registrations, collectively the “Required Financing Statements”). Except for the financing statements attached to Schedule 6 hereto, which are in the appropriate forms for filing, and have been filed, in the filing offices in the jurisdictions identified in Schedule 7 hereto, the Required Financing Statements are attached as Schedule 6 to the Prior Perfection Certificate .

7. Schedule of Filings. Schedule 7 hereto sets forth (i) the appropriate filing offices for the financing statements attached hereto as Schedule 6, and (ii) the appropriate filing offices for the filings described in Schedule 14 hereto.

8. Real Property. Except as set forth on Schedule 8 hereto, Schedule 8 to the Prior Perfection Certificate sets forth all real property owned, leased or licensed by each Company or Foreign Branch.

9. [Intentionally Omitted.]

10. No Change. Except as set forth on Schedule 10 hereto, no Company presently intends to change its (i) legal name, (ii) the location of its chief executive office, (iii) its organizational identification number or (iv) its jurisdiction of incorporation or formation except for (x) changes permitted under the Indenture or the Security Agreement or (y) as set forth on Schedule 10 to the Prior Perfection Certificate.

11. Stock Ownership and Other Equity Interests. Except as set forth on Schedule 11 hereto, Schedule 11 to the Prior Perfection Certificate sets forth (i) all the issued and outstanding stock, partnership interests, limited liability company membership interests or other Equity Interests of each Company and, as to the Guarantors, the record and beneficial owners of such stock, partnership interests, membership interests or other Equity Interests, and (ii) each equity investment of each Company (including each equity investment that represents less than 50% of the equity of the entity in which such investment was made) except to the extent such equity investment is held in a Securities Account set forth on Schedule 16 hereto or on Schedule 16 to the Prior Perfection Certificate.

12. Instruments and Tangible Chattel Paper. Except as listed on Schedule 12 hereto, Schedule 12 to the Prior Perfection Certificate sets forth (i) all promissory notes, instruments (other than checks to be deposited in the ordinary course of business), tangible chattel paper, electronic chattel paper and other evidence of indebtedness held by each Company as of the date hereof, including all intercompany notes between or among any two or more Companies and (ii) in each case, the outstanding principal amount thereof.

13. Advances. Except as listed on Schedule 13 hereto, Schedule 13 to the Prior Perfection Certificate sets forth (i) all advances made by any Company to any other Company as of the date hereof (other than those identified on Schedule 12 hereto or Schedule 12 to the Prior Perfection Certificate), which advances on and after the date hereof are not evidenced by any Intercompany Subordinated Note pledged to the Noteholder Collateral Agent under the Security Agreement, and (ii) all unpaid intercompany transfers of goods sold and delivered by or to any Company as of the date hereof.

14. Intellectual Property.

(a) Patents. Except as listed on Schedule 14(a) hereto, Schedule 14(a) to the Prior Perfection Certificate sets forth all of each Company’s Patents issued from, and patent applications pending in, the United States Patent and Trademark Office (“USPTO”); patent licenses recorded in the USPTO; all other Patents issued from, or patent applications pending in, all patent granting authorities; all other patent licenses, recorded or unrecorded; and including, with respect to each of the foregoing Patents and patent applications, the name of the owner and the number of each such Patent or patent application. For purposes of this

Section 14., the term “Patent” shall have the meaning ascribed thereto in the Security Agreement.

(b) Trademarks. Except as listed on Schedule 14(b) hereto, Schedule 14(b) to the Prior Perfection Certificate sets forth all of each Company’s Trademarks registered with, and trademark applications pending in, the USPTO; trademark licenses recorded in the USPTO; all other Trademarks registered with, or trademark applications pending in, an authority other than the USPTO; all unregistered Trademarks; all other trademark licenses, recorded or unrecorded; and including, with respect to each of the foregoing registered Trademarks and trademark applications, the name of the owner and the number of each such registered Trademark or trademark application. For purposes of this Section 14(b), the term “Trademark” shall have the meaning ascribed thereto in the Security Agreement.

(c) Copyrights. Except as listed on Schedule 14(c) hereto, Schedule 14(c) to the Prior Perfection Certificate sets forth all of each Company’s Copyrights registered with, and copyright applications pending in, the United States Copyright Office (“USCO”); copyright licenses recorded in the USCO; and all other registered or unregistered Copyrights, pending copyright applications, and recorded or unrecorded copyright licenses, including, with respect to each registered Copyright and copyright application, the name of the owner and the number of each such registered Copyright or copyright application. For purposes of this Section 14(c), the term “Copyright” shall have the meaning ascribed thereto in the Security Agreement.

(d) Attached hereto as Schedule 14(d) are the filings necessary to preserve, protect and perfect the security interests in the Trademarks, trademark licenses, Patents, patent licenses, Copyrights and copyright licenses set forth on Schedules 14(a), (b) and (c) hereto, in proper form for filing with the United States Patent and Trademark Office and the United States Copyright Office are (together with the financing statements attached as Schedule 6 hereto), including duly signed copies of each of the Patent Security Agreement, Trademark Security Agreement and Copyright Security Agreement, as applicable, not previously filed prior to the date hereof. For purposes of this Section 14(c), the terms “Patent Security Agreement,” “Trademark Security Agreement” and “Copyright Security Agreement” shall have the meanings ascribed thereto in the Security Agreement.

15. Commercial Tort Claims. Except as listed on Schedule 15 hereto, Schedule 15 to the Prior Perfection Certificate sets forth all Commercial Tort Claims (as defined in the Security Agreement) held by each Company, including a description thereof.

16. Deposit Accounts, Securities Accounts and Commodity Accounts.

(a) Except as listed on Schedule 16(a) hereto, Schedule 16(a) to the Prior Perfection Certificate sets forth all Deposit Accounts (as defined in the Security Agreement) maintained by each Company (including by each Foreign Branch thereof), including the name of each institution where each such account is held, the name and/or number of each such account, the name of each entity that holds each account, the current balance thereof, and whether such account is an Excluded Account (as defined in the Security Agreement).

(b) Except as listed on Schedule 16(b) hereto, Schedule 16(b) to the Prior Perfection Certificate sets forth all Securities Accounts and Commodity Accounts (each as defined in Article 9 of the UCC) maintained by each Company, including the name of each institution where each such account is held, the name and/or number of each such account, the name of each entity that holds each account, and the current balance thereof.

17. Letter-of-Credit Rights. Except as listed on Schedule 17 hereto, Schedule 17 to the Prior Perfection Certificate sets forth all Letters of Credit and Letter-of-Credit Rights issued in favor of each Company, as beneficiary thereunder.

18. Government Regulation. Please disclose any federal, state, or local government entity or any department, agency or instrumentality thereof that regulates the Company or any of the subsidiaries/branches disclosed in Schedule 1(a).

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, each of the undersigned executes this Perfection Certificate Supplement as of the date first above written.

SAEXPLORATION HOLDINGS, INC.

By:
Name:
	Title:	Chief Financial Officer

SAEXPLORATION SUB, INC.

By:
Name:
	Title:	Chief Financial Officer

SAEXPLORATION, INC.

By:
Name:
	Title:	Chief Financial Officer

SAEXPLORATION SEISMIC SERVICES (US), LLC

By:
Name:
	Title:	Chief Financial Officer

NES, LLC

By:
Name:
	Title:	Chief Financial Officer

Perfection Certificate Supplement

Schedule 1(a)

Legal Names, Etc.

Legal Name	Type of Entity	Registered Organization (Yes/No)	Organizational Number	Federal Taxpayer Identification Number	State of Organization

Schedule 1(b)

Prior Organizational Names

Company	Prior Name	Date of Change	Reason for Change

Schedule 1(c)

Other Names; Changes in Corporate Identity

Company	Corporate Name of Entity	Action	Date of Action	State of Formation	List of All Other Names Used During Past Five Years	Explanation

Schedule 2(a)

Chief Executive Offices

Company	Address	County	State

Schedule 2(b)

Location of Books and Records

Company	Address	County	State

Schedule 2(c)

Other Places of Business

Company	Address	County	State

Schedule 2(d)

Additional Locations of Equipment and Inventory

Company	Address	County	State

Schedule 2(e)

Locations of Collateral in Possession of Persons Other Than Companies

Company	Name of Entity in Possession of Collateral/Capacity of such Entity	Address/Location of Collateral	County	State

Schedule 3

Litigation

Schedule 4

Transactions Other Than in the Ordinary Course of Business

Schedule 5

File Search Reports

Schedule 6

Additional Financing Statements and Continuation Statements

Financing Statements

[See attached.]

Continuation Statements

Financing Statement Filing No.	Debtor	Jurisdiction	Expiration Date

Schedule 7

Filings/Filing Offices

Type of Filings*	Debtor	Applicable Security Document[1]	Jurisdiction

*	UCC-1 financing statement, fixture filing or other necessary filing.
[1]	Mortgage, Security Agreement or other.

Schedule 8

Real Property

Entity of Record	Location Address	Owned or Leased	Landlord/ Owner if Leased	Term of Lease

Schedule 10

Changes from Circumstances Described in Perfection Certificate

Schedule 11

Stock Ownership and Other Equity Interests

Current Legal Entities Owned	Record Owner	Certificate No.	No. Shares/Interest	Percentage Owned	Percent Pledged

Schedule 12

Instruments and Tangible Chattel Paper

1.	Promissory Notes:

Entity	Debtor	Principal Amount	Date of Issuance	Interest Rate	Maturity Date

2.	Chattel Paper:

Schedule 13

Advances

Description and Date of Advance	From	To	Description and Date of Unpaid Intercompany Transfer of Goods	From	To

Schedule 14(a)

Patents and Patent Licenses

UNITED STATES PATENTS:

Issued Patents:

OWNER	PATENT NUMBER	DESCRIPTION

Applications:

OWNER	APPLICATION NUMBER	DESCRIPTION

Licenses:

LICENSEE	LICENSOR	PATENT/ APPLICATION NUMBER	DESCRIPTION

Schedule 14(a) (continued)

OTHER PATENTS:

Issued Patents:

OWNER	PATENT NUMBER	COUNTRY/STATE	DESCRIPTION

Applications:

OWNER	APPLICATION NUMBER	COUNTRY/STATE	DESCRIPTION

Licenses:

LICENSEE	LICENSOR	COUNTRY/STATE	PATENT/ APPLICATION NUMBER	DESCRIPTION

Schedule 14(b)

Trademarks and Trademark Licenses

UNITED STATES TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	TRADEMARK

Applications:

OWNER	APPLICATION NUMBER	TRADEMARK

Licenses:

LICENSEE	LICENSOR	REGISTRATION/ APPLICATION NUMBER	TRADEMARK

Schedule 14(b) (continued)

OTHER TRADEMARKS:

Registrations:

OWNER	REGISTRATION NUMBER	COUNTRY/STATE	TRADEMARK

Applications:

OWNER	APPLICATION NUMBER	COUNTRY/STATE	TRADEMARK

Licenses:

LICENSEE	LICENSOR	COUNTRY/STATE	REGISTRATION/ APPLICATION NUMBER	TRADEMARK

Schedule 14(c)

Copyrights and Copyright Licenses

UNITED STATES COPYRIGHTS

Registrations:

OWNER	TITLE	REGISTRATION NUMBER

Applications:

OWNER	APPLICATION NUMBER

Licenses:

LICENSEE	LICENSOR	REGISTRATION/ APPLICATION NUMBER	DESCRIPTION

Schedule 14(c) (continued)

OTHER COPYRIGHTS

Registrations:

OWNER	COUNTRY/STATE	TITLE	REGISTRATION NUMBER

Applications:

OWNER	COUNTRY/STATE	APPLICATION NUMBER

Licenses:

LICENSEE	LICENSOR	COUNTRY/STATE	REGISTRATION/ APPLICATION NUMBER	DESCRIPTION

Schedule 14(d)

Intellectual Property Filings

Schedule 15

Commercial Tort Claims

Schedule 16(a)

Deposit Accounts

OWNER	BANK	ACCOUNT NAMES/ NUMBERS	ACCOUNT TYPE	CURRENT BALANCE

Schedule 16(b)

Securities Accounts and Commodity Accounts

Schedule 17

Letters of Credit and Letter-of-Credit Rights